                                                                   Exhibit 10.66

                                                                       EXECUTION
                                                                            COPY



                                TRUST INDENTURE


                                    BETWEEN


                        ALLIANCEAIRPORT AUTHORITY, INC.


                                      AND


                       THE FIRST NATIONAL BANK OF CHICAGO



                           Dated as of April 1, 1996



                                  ------------

                        ALLIANCEAIRPORT AUTHORITY, INC.
                 SPECIAL FACILITIES REVENUE BONDS, SERIES 1996
                     (FEDERAL EXPRESS CORPORATION PROJECT)

                                  ------------

                                TRUST INDENTURE

                               TABLE OF CONTENTS


     (This Table of Contents appears here for convenience only and shall not be considered part of the Indenture.)

                                                               PAGE
                                                               ----

Parties                                                         1

Recitals                                                        1

Granting Clause                                                 2

ARTICLE I.     Acceptance of Trust; Instruments
               of Further Assurance; Recording

               (A)    Acceptance of Trust                       2
               (B)    Instruments of Further
                      Assurance                                 2
               (C)    Protection of Lien                        2
               (D)    Continuation Statements                   2
               (E)    Assignment of Special Facilities Rentals  3

ARTICLE II.    The Bonds

               (A)    Designation, Initial Date, Denominations,
                      Numbers and Maturities of Bonds           3
               (B)    DTC Book-Entry                            3
               (C)    Interest                                  4
               (D)    Redemption                                4
               (E)    Characteristics of the Bonds              8
               (F)    Form of Bonds                            10
               (G)    Damaged, Mutilated, Lost, Stolen or
                      Destroyed Bonds                          10
               (H)    Effect of Exchange or Transfer           11
               (I)    Covenants Regarding Tax Exemption        11




ARTICLE III. Establishment of Construction Fund,
             Debt Service Fund and Special
             Rebate Fund

             (A) Proceeds from Delivery of the Bonds            11
             (B) Construction Fund                              11
             (C) Payments from Special Facilities
                 Construction Allowance Account                 11
             (D) Surplus Construction Funds                     12
             (E) Debt Service Fund                              13
             (F) Special Rebate Fund                            14
             (G) Net Proceeds Account                           15
             (H) Investments                                    15
             (I) Security for Funds                             16

ARTICLE IV.  Accounts and Records

             (A) Separate Records                               16
             (B) Report of Trustee                              16
             (C) Inspection                                     17
             (D) Registration Books                             17

ARTICLE V.   Enforcement of Rights in Case of Default

             (A) Trustee is Agent                               17
             (B) Restriction on Bondholder's
                 Action                                         17
             (C) Events of Default                              17
             (D) Acceleration                                   18
             (E) Action by Trustee                              18
             (F) Remedies Nonexclusive                          18
             (G) Trustee's Discretion                           18
             (H) Disposition of Money                           18
             (I) Intervention by Trustee                        19
             (J) Possession of Bonds
                 Unnecessary                                    19
             (K) Bondholder's Directions                        19
             (L) Trustee's Notice of
                 Default                                        19
             (M) Bonds Owned by Authority
                 or Company                                     19
             (N) Trustee's Standard of
                 Conduct with Respect to




                 Event of Default                               20

             (O) Bondholder Remedy - Ongoing
                 Disclosure Under Rule 15c2-12                  20

ARTICLE VI.  Concerning the Trustee
             (A) Negligence or Misconduct                       20
             (B) Accountability for Funds                       21
             (C) Reliance on Communications                     21
             (D) Proof of Facts                                 21
             (E) Limited Responsibilities                       21
             (F) Performance through Attorneys, Accountants,
                 Agents, Receivers or Employees                 21
             (G) Trustee as Bondholder                          22
             (H) Execution of Documents                         22
             (I) Fees                                           22
             (J) Recitals                                       22
             (K) Responsibility of Trustee Generally            22
             (L) Additional Rights of Trustee                   22

ARTICLE VII. Successor Trustee

             (A) Resignation and Removal of Trustee             23
             (B) Appointment of Successor                       23
             (C) Qualification of Successor                     24
             (D) Merger or Consolidation
                 of Trustee                                     24

ARTICLE VIII.Release of Indenture
             (A) Satisfaction of Indebtedness
                 and Release of Indenture                       24
             (B) Payment, Advance Funding
                 and Defeasance                                 25
             (C) Reinvestment                                   25
             (D) Use of Moneys and Government
                 Obligations Set Aside                          26
             (E) No Amendment                                   26
             (F) Additional Conditions to Defeasance
                 and Reinvestment                               26

ARTICLE IX.  Amendments

             (A) Amendments without Bondholder Consent          26
             (B) Consent of Majority of Bondholders             27





             (C)      Consent of All Bondholders             27

             (D)      Effective Date of Amendment            27
             (E)      Opinion of Bond Counsel                28

ARTICLE X.   Miscellaneous Provisions

             (A)      Proof of Execution                     28
             (B)      Proof of Ownership                     28
             (C)      Action Binding on Successor            28
             (D)      Nonpresentment and Unclaimed
                      Funds                                  28
             (E)      Destruction of Bonds                   29
             (F)      No Third-Party
                      Beneficiaries                          29
             (G)      Severability                           29
             (H)      Governing Law                          29
             (I)      Addresses                              29
             (J)      Notice to Department of Commerce       29
             (K)      Counterparts                           29
             (L)      Captions                               29
             (M)      Company Direction                      30

SIGNATURES
Exhibit A    Form of Bond


                                TRUST INDENTURE

THE STATE OF TEXAS                    :
ALLIANCEAIRPORT AUTHORITY, INC.       :


    THIS TRUST INDENTURE (hereinafter called the "Indenture"), dated as of April 1, 1996, executed by and between ALLIANCEAIRPORT AUTHORITY, INC. (hereinafter called the "Authority"), a nonstock, nonprofit industrial development corporation, created to act on behalf of the CITY OF FORT WORTH, TEXAS, a home-rule city and a political subdivision of the State of Texas (the "City"), pursuant to the Constitution and laws of the State of Texas, including particularly Article 5190.6, V.A.T.C.S., as amended (hereinafter called the "Act"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association organized and existing under the laws of the United States of America, and having its Designated Trust Office in Chicago, Illinois, as Trustee (hereinafter called the "Trustee");


                                WITNESSETH THAT

    WHEREAS, a Land and Special Facilities Lease Agreement dated as of April 1, 1996 (hereinafter called the "Facilities Agreement"), has been duly executed between the Authority and FEDERAL EXPRESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and duly qualified to do business under the laws of the state of texas (hereinafter called the "Company");

    WHEREAS, the capitalized terms of this Indenture shall have the same meanings, and shall be defined, as set forth in the Facilities Agreement;

    WHEREAS, the Board of Directors of the Authority duly adopted a "RESOLUTION AUTHORIZING THE ISSUANCE OF ALLIANCEAIRPORT AUTHORITY, INC. SPECIAL FACILITIES REVENUE BONDS, SERIES 1996 (FEDERAL EXPRESS CORPORATION PROJECT), THE EXECUTION OF A LAND AND SPECIAL FACILITIES LEASE AGREEMENT, A TRUST INDENTURE AND AN UNDERWRITING AGREEMENT, AND THE USE OF A PRELIMINARY OFFICIAL STATEMENT AND AN OFFICIAL STATEMENT" (hereinafter called the "Bond Resolution");

    WHEREAS, the Bond Resolution authorized the issuance of ALLIANCEAIRPORT AUTHORITY, INC. SPECIAL FACILITIES REVENUE BONDS, SERIES 1996 (FEDERAL EXPRESS CORPORATION PROJECT) IN THE AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED $250,000,000 (the "Bonds");

    WHEREAS, a certified copy of the Bond Resolution has been duly filed with the Trustee;

    WHEREAS, pursuant to authority granted in the Bond Resolution, the Bonds were sold to Goldman, Sachs & Co., on its behalf and as representative for Morgan Keegan & Company, Inc., Morgan Stanley & Co. Inc., Pryor, McClendon, Counts & Co., Inc., BA Securities, Inc., and J.P. Morgan Securities Inc. (collectively, the "Underwriters"), in accordance with the terms and conditions of an Underwriting Agreement by and between the Authority and the Underwriters (the "Underwriting Agreement"), a Letter of Representations executed by the Company pursuant to the terms and conditions of the Underwriting Agreement and the Bond Resolution;

    WHEREAS, the Bonds, and the interest thereon, are and shall be payable from and secured by a first lien on and pledge of the payments to be made by the Company pursuant to the Facilities Agreement, designated as the "Special Facilities Rentals", which Special Facilities Rentals shall be in amounts sufficient to pay and redeem, and provide for the payment of the principal of, premium, if any, and interest on the Bonds, when due;

    WHEREAS, to induce the Authority to issue the Bonds, and the Underwriters to purchase the Bonds, the Company and the Trustee have entered into a Guaranty of even date herewith (the "Guaranty") pursuant to which the Company unconditionally guarantees the payment of the principal of, premium, if any, and interest on the Bonds when due; and

    WHEREAS, the Trustee has accepted the trusts created by this Indenture, and in evidence thereof has joined in the execution hereof.

    NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

    That the Authority, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the registered owners thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of securing the payment of the principal of, premium, if any, and interest on the Bonds at any time issued and outstanding, has granted, assigned, transferred, pledged, set over, and confirmed, and by these presents does grant, assign, transfer, pledge, set over, and confirm unto the Trustee, and to its successor or successors in the said trust, and to its or their assigns, all and singular, a first lien on and pledge of (i) the interest of the Authority in the Construction Fund and the Debt Service Fund created herein, and (ii) all of its right, title and interest in and to the Facilities Agreement relating to the Bonds (other than the Authority's rights to fees, expenses and indemnification pursuant to the terms of the Facilities Agreement), including specifically all of its right, title and interest in and to the Special Facilities Rentals under the Facilities Agreement (the "Trust Estate"), and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed. The Authority and the Trustee have agreed, and they hereby agree and covenant with the respective registered owners from time to time of the Bonds then Outstanding, as follows, to-wit:


                                   ARTICLE I

                              ACCEPTANCE OF TRUST;
                       INSTRUMENTS OF FURTHER ASSURANCE;
                                   RECORDING

    (A) Acceptance of Trust. The Trustee hereby accepts the trusts, duties, obligations, and requirements imposed on it by this Indenture, and agrees, subject to the terms and provisions of Article VI hereof, to carry out and perform, punctually and effectively, such trusts, duties, obligations, and requirements, including the duties as paying agent and as bond registrar for the Bonds, for the benefit of the Authority and the Bondholders.

    (B) Instruments of Further Assurance. The Authority covenants that it will do, execute, acknowledge, and deliver, or cause to be done, executed, acknowledged, and delivered, such indenture or indentures supplemental hereto and such further acts, instruments, and transfers as the Trustee may reasonably require for the better assigning, pledging, and confirming unto the Trustee the trusts, duties, obligations, and requirements imposed on it by this Indenture and the revenues pledged hereunder.

    (C) Protection of Lien. The Authority covenants that (1) upon the execution and delivery of this Indenture and thereafter, from time to time, it shall cause the Facilities Agreement and this Indenture, and each amendment and supplement to each of such instruments (or a memorandum with respect to such instrument, amendment, or supplement) to be maintained for inspection, filed, registered, and recorded and to be maintained for inspection, refiled, reregistered, and rerecorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of this Indenture and to publish notice of and to protect the validity of the Facilities Agreement and of the rights and security of the Bondholders and the rights of the Trustee hereunder and thereunder and (2) it shall perform or cause to be performed from time to time any other act as required by law, and it will execute or cause to be executed any and all instruments of further assurance (including financing statements with respect to any of such instruments) that may be necessary for such publication and protection.

    (D) Continuation Statements. The Trustee agrees that, at the expense of the Company, it will execute and file all continuation statements at such times and in such places as may be prescribed by the Texas Uniform Commercial Code and any other instruments necessary to maintain, protect, or preserve the interests of the Authority assigned to the Trustee under this Indenture.

    (E) Assignment of Special Facilities Rentals. The Trustee hereby acknowledges that all of the rights, title and interests of the Authority in and to the Special Facilities Rentals have been assigned to the Trustee, and the Authority hereby acknowledges that in connection with the performance of its duties, obligations, and requirements imposed on it by this Indenture, the Trustee may exercise any rights or remedies available to the Trustee under the terms of the Facilities Agreement or the Guaranty.


                                   ARTICLE II

                                   THE BONDS

    (A) Designation, Initial Date, Denominations, Numbers, and Maturities of Bonds. (1) Initially there shall be issued, sold and delivered hereunder fully registered Bonds, known as "ALLIANCEAIRPORT AUTHORITY, INC. SPECIAL FACILITIES REVENUE BONDS, SERIES 1996 (FEDERAL EXPRESS CORPORATION PROJECT)", in the aggregate principal amount of $249,540,000, without interest coupons, dated April 1, 1996, in the denomination of $5,000 or any integral multiple thereof, numbered consecutively from R-1 upward, and said Bonds shall mature and be payable on April 1, 2021.

    (2) The Bonds shall be executed on behalf of the Authority with the manual or facsimile signature of the President or Vice President and the Secretary of the Board of Directors of the Authority and shall have impressed or imprinted thereon the official seal of the Authority or a facsimile thereof. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any official whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery. The Bonds may be signed on behalf of the Authority by such persons who, at the time of the execution of such Bonds, are duly authorized or hold the appropriate office of the Authority although on the date of the authentication and delivery of the Bonds such persons were not so authorized or did not hold such offices.

    (3) The obligation to pay the principal of, premium, if any, and interest on the Bonds is a special obligation of the Authority, and is payable solely from the Special Facilities Rentals to be made by the Company pursuant to the terms of the Facilities Agreement. No other public entity, including the State of Texas, any other political subdivisions thereof, or any other public body, is obligated, directly, indirectly, contingently, or in any other manner to pay such principal, premium, if any, or interest from any source whatsoever. The Bonds shall not be considered general obligations of the Board of Directors of the Authority (either individually or collectively), the City, the State of Texas, or any other political subdivision thereto.

The registered owners of the Bonds shall never have the right to demand payment of the Bonds out of any funds raised or to be raised by taxation, or from any other funds except the sources described herein. No property shall be encumbered by any lien or security interest for the benefit of the registered owners of the Bonds.

    (4) Upon the execution and delivery of this Indenture, the Authority shall execute and deliver to the Trustee the Bonds and the Trustee shall deliver the Bonds to the Underwriters as directed by the Authority. Prior to the delivery of any of the Bonds to the Underwriters there shall be filed with the Trustee an opinion of Bond Counsel to the effect that interest on the Bonds is excludable from the gross income of the owners thereof for federal income tax purposes (other than any owner who is a "substantial user" or "related person" of such substantial user, within the meaning of the Code), other than any interest which may be includable as a preference item or an adjustment item in computing any minimum tax. Delivery of the Bonds shall be done in a manner consistent with the provisions of Paragraph (B) below.

    (B) DTC Book-Entry. The Bonds shall be initially issued in the name of Cede & Co., as nominee of DTC, as registered owner of the Bonds, and held in the custody of DTC. Two certificates will be issued and delivered to DTC for the Bonds. One of the certificates will be issued in the principal amount of $200,000,000; the other certificate will be issued in the principal amount equal to the difference between $249,540,000 and $200,000,000. Beneficial owners of Bonds will not receive physical delivery of Bond certificates except as provided hereinafter. For so long as DTC shall continue to serve as securities depository for the Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds is to receive, hold or deliver any Bond certificate, and Cede & Co. shall be deemed the registered owner of the Bonds for all purposes under this Indenture.

    The Authority and the Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purpose of payment of the principal of or interest or premium, if any, on the Bonds, giving any notice permitted or required to be given to Bondholders hereunder, registering the transfer of Bonds, obtaining any consent or other action to be taken by Bondholders and for all other purposes whatsoever, and shall not be affected by any notice to the contrary. The Authority and the Trustee shall not have any responsibility or obligation to any Direct Participant, Indirect Participant, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any Direct Participant, Indirect Participant, or any other person which is not shown on the Registration Books of the Authority (kept by the Trustee as Registrar) as being a Bondholder, with respect to: the accuracy of any records maintained by DTC or any Direct Participant or Indirect Participant; the payment by DTC or any Direct Participant or Indirect Participant of any amount in respect of the principal of or interest or premium, if any, on the Bonds; any notice which is permitted or required to be given to Bondholders thereunder or under the conditions to transfers or exchanges adopted by the Authority or the Trustee; or any consent given or other action taken by DTC as a Bondholder.

    Replacement Bonds may be issued directly to beneficial owners of Bonds other than DTC, or its nominee, but only in the event that (i) DTC determines, after reasonable notice given to the Authority, the Company and the Trustee, not to continue to act as securities depository for the Bonds; or (ii) the Authority (at the request of the Company) has advised DTC of the Company's determination (which determination is conclusive as to DTC and beneficial owners of the Bonds) that DTC is incapable of discharging its duties as securities depository for the Bonds; or (iii) the Company has determined (which determination is conclusive as to DTC and the beneficial owners of the Bonds) that it is in the best interest of the Company or the beneficial owners of the Bonds to discontinue such book-entry only system of transfer. Upon occurrence of any of the events specified in clauses (i) or (ii), the Company may attempt to locate another qualified securities depository. If the Company is unable to locate another qualified securities depository to replace DTC or determines not to seek such a replacement, or upon the occurrence of the event specified in clause (iii) above, the Company shall notify the Authority, the Trustee and the beneficial owners of Bonds by mailing an appropriate notice to DTC, and the Trustee shall cause to be authenticated and delivered replacement Bonds, in certificate form, to the Direct Participants as shown on the records of DTC and provided to the Trustee. Notwithstanding the foregoing, neither the Company nor the Authority undertakes any obligation to make any investigation to determine the occurrence of any events that would permit the Company to make any such determination.

    Whenever, so long as the Bonds are outstanding, the beneficial ownership thereof is determined by a book entry at DTC or another qualified securities depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate Person to meet the requirements of DTC or another qualified securities depository as to registering or transferring the book entry to produce the same effect.

    As used herein, the term "Direct Participants" shall mean those securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations which deposit securities with DTC; and the term "Indirect Participants" shall mean those securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship, either directly or indirectly, with a Direct Participant.

    If at any time, DTC ceases to hold the Bonds, all references herein to DTC shall be of no further force or effect.

    (C) Interest. The Bonds shall bear interest from their date, as described in Paragraph (A) above, to their respective date or dates of maturity or redemption prior to maturity at a fixed rate of 6.375% per annum. Interest on the unpaid principal amount of the Bonds will be payable on October 1, 1996 and on each April 1 and October 1 thereafter until maturity or redemption prior to maturity.

    (D) Redemption. The Bonds shall be subject to optional and mandatory redemption in the manner described below.

    (1) Optional Redemption. The Bonds are subject to optional redemption by the Authority, at the direction of the Company, on and after April 1, 2006, at any time and from time to time, in whole or in part, upon written notice of the exercise of the option to redeem delivered to the Authority and the Trustee by the Company, at the redemption price (expressed as a percentage of principal amount) applicable to such redemption date as set forth in the table below plus accrued interest to the date fixed for redemption:



      Redemption Period
      (all dates inclusive)                   Redemption Price (%)
      ---------------------                   --------------------

   April 1, 2006 to March 31, 2007                   102
   April 1, 2007 to March 31, 2008                   101
   April 1, 2008 and thereafter                      100

   (2)  Extraordinary Optional Redemption.   The Bonds are subject to redemption
by the Authority, at the direction of the Company, at any time and from time to time, in whole or in part as described below, at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the date fixed for redemption, upon the occurrence of any of the following events:

      (a) the Company shall have determined, as evidenced by a resolution adopted by the Company's board of directors, that the continued operation of the Special Facilities is impractical, uneconomical or undesirable for any reason, including, without limitation, the imposition upon the Company with respect to the Special Facilities or the operation thereof of unreasonable burdens or excessive liabilities, which shall be deemed to include, without limitation, the imposition or substantial increase of ad valorem property taxes or taxes on the leasing or use of the Special Facilities or on amounts payable with respect thereto; or

      (b) all or substantially all of the Special Facilities shall have been damaged, destroyed, condemned or taken by eminent domain; or

      (c) the construction or operation of the Special Facilities shall have been enjoined or prevented or shall have otherwise been prohibited by, or shall conflict with, any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

   To exercise any such option the Authority, at the direction of the Company, shall give written notice to the Trustee, which notice shall specify a redemption date, which date may not be more than 120 days nor less than 45 days after said notice is given, and shall further specify that, as determined by the Company, one or more of such events has occurred or one or more of such conditions is continuing, and such determination shall be conclusive.

   (3) Extraordinary Mandatory Redemption. The Bonds shall be redeemed by the Authority in whole at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date, within 90 days following receipt by the Trustee of written notice from a current or former registered owner thereof or the Company of (a) the issuance of a published or private ruling or a technical advice memorandum by the Internal Revenue Service in which the Company has participated or has been given the opportunity to participate, and which ruling or memorandum the Company, in its discretion, does not contest or from which no further right of judicial review or appeal exists, or (b) a final determination from which no further right of appeal exists of any court of competent jurisdiction in the United States in a proceeding in which the Company has participated or has been a party, or has been given the opportunity to participate or be a party (either such event being a "Determination of Taxability"), in either case, to the effect that, as a result of a failure to observe any covenant or agreement in the Facilities Agreement or the inaccuracy of any representation or warranty therein, the interest payable on the Bonds is included in the gross income of the holders thereof for federal income tax purposes, other than a person who is a "substantial user" or a "related person" of such substantial user within the meaning of the Code; provided, however, that no such Determination of Taxability shall be considered to exist unless (i) the registered owner or former registered owner of the Bond involved in such proceeding or action (a) gives the Company and the Trustee prompt notice of the commencement thereof and
 (b) (if the Company agrees to pay all expenses in connection therewith) offers the Company the opportunity to control unconditionally the defense thereof and
 (ii) either (a) the Company does not agree, within 30 days of receipt of such offer, to pay such expenses and liabilities and to control such defense or (b) the Company shall exhaust or choose not to exhaust all available proceedings for the contest, review, appeal or rehearing of such decree, judgment or action which the Company determines to be appropriate. No Determination of Taxability described above will result from the inclusion of interest on any Bond in the computation of minimum or indirect taxes. All of the Bonds shall be redeemed upon a Determination of Taxability as described above, unless, if in the opinion of Bond Counsel, or such other nationally recognized bond counsel as may be mutually acceptable to the Authority and the Company, a copy of which shall be delivered to the Trustee, redemption of a portion of the Bonds, the amount of such portion being specified in said opinion, would have the result that interest payable on the remaining Bonds Outstanding after such redemption would not be so included in any such gross income, in which case only such portion shall be redeemed.

   (4)  [Intentionally Omitted].
        -------------------------

   (5) Redemption Notice. (a) At least thirty (30) days but not more than sixty (60) days before the redemption date of any Bonds, whether such redemption be in whole or in part, the Trustee on behalf of the Authority shall cause a notice of any such redemption signed by the Trustee to be mailed, postage prepaid, to all Bondholders owning Bonds to be redeemed in whole or in part. Such notice shall also be sent by first-class mail, postage prepaid, by facsimile transmission, or by overnight delivery service, at least thirty-five
(35) days prior to redemption to registered securities depositories and two or more nationally recognized municipal bond services designated by the Authority to the Trustee. Such notice shall be mailed a second (2nd) time to any Bondholder owning Bonds that have been called for redemption if such Bondholder has not presented such Bonds for payment of the redemption price within sixty
(60) days after the redemption date. Failure to mail any such notice to any Bondholder or aforementioned depositories and municipal bond services, or any defect in any notice so mailed shall not affect the validity of the proceedings for the redemption of the Bonds of any other Bondholders. Each such notice shall set forth: the CUSIP numbers and bond certificate numbers of the Bonds to be redeemed, the interest rate of the Bonds to be redeemed, the date and the date of issuance of the Bonds to be redeemed, the date fixed for redemption, the redemption price to be paid, the maturity of the Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof to be redeemed and, in the case that less than the entire principal amount of any one bond certificate is redeemed, the portion of the principal amount thereof to be redeemed, the address and phone number of the Trustee, the date of the redemption notice, the date of publication of the notice referred to in subparagraph (b) (iii) hereof, that on the redemption date the Bonds called for redemption will be payable at the Designated Trust Office of the Trustee, that from that date interest will cease to accrue and be payable and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds. If any Bond is to be redeemed in part only, the notice of redemption shall state also that on or after the redemption date, upon surrender of such Bond, a new Bond in principal amount equal to the unredeemed portion of such Bond will be issued.

   (b) The Trustee shall also take the following actions with respect to such notice of redemption:

   (i) At least two (2) Business Days before the date of publication required by subparagraph (b) (iii) hereof, such notice shall be given by (A) registered or certified mail, postage prepaid, (B) telephonically confirmed facsimile transmission or (C) overnight delivery service to each of the following securities depositories at the address and transmission numbers given, or such other address or transmission number as may have been delivered in writing to the Trustee for such purpose not later than the close of business on the day before such notice is given:

      1. The Depository Trust Company
         711 Stewart Avenue
         Garden City, New York  11530
          Facsimile transmission:
            (516) 227-4039
            (516) 227-4190

      2. Philadelphia Depository Trust Company
         Reorganization Division
         1900 Market Street
         Philadelphia, Pennsylvania  19103
          Facsimile transmission:
           (215) 496-5058

   (ii) At least two (2) Business Days before the date of publication required by subparagraph (b) (iii) hereof, such notice shall be given by (A) registered or certified mail, postage prepaid, (B) facsimile transmission or (C) overnight delivery service to at least two (2) of the following services selected by the
Trustee:

      1. Financial Information, Inc's Daily Called Bond Service;
      2. Kenny Information Service's Called Bond Service;
      3. Moody's Municipal and Government Called Bond Record; or
      4. Standard & Poor's Corporation Called Bond Record.

   (iii) At least thirty (30) days prior to the redemption date, such notice shall be published one (1) time in The Bond Buyer or, if such publication is no longer in existence, in some other financial newspaper or journal which regularly carries notices of redemption of other obligations similar to the Bonds.

   (c) Neither failure to receive any notice nor any defect in such notice so given shall affect the sufficiency of the proceedings for the redemption of such Bonds. Each check or other transfer of funds issued by the Trustee for the purpose of redeeming Bonds shall bear, to the extent practicable, the CUSIP number identifying the Bonds being redeemed with the proceeds of such check or other transfer.

   (d) Notice of redemption of Bonds shall be given by the Trustee, at the expense of the Company.

   (e) Failure by the Trustee to give notice pursuant to subparagraph (b) (i) or
(b) (ii) hereof to any one (1) or more of the securities depositories or information services named therein shall not affect the sufficiency of the proceedings for redemption. Failure of the Trustee to give notice to a Bondholder or any defect in such notice shall not affect the validity of the proceedings for redemption of any other Bonds.

   (f) By the date fixed for any such redemption, due provision shall be made with the Trustee for the payment of the principal amount of the Bonds which are to be so redeemed, accrued interest thereon to the date fixed for redemption, and any premium. If notice of redemption is given to the registered owners described in subparagraph (a) above as provided herein and if sufficient funds are on deposit with the Trustee to provide for the payment of the principal of, premium, if any, and interest on the Bonds to be so redeemed, the Bonds which are to be redeemed thereby automatically shall be deemed to have been redeemed prior to their scheduled maturity, and they shall not bear interest after the date fixed for redemption, and they shall not be regarded as being Outstanding except for the right of the registered owner to receive the principal amount of the Bonds which are to be so redeemed, accrued interest thereon to the date fixed for redemption, and any required premium from the Trustee out of the funds provided for such payment. If any Bond called for redemption shall not be paid upon surrender thereof for redemption, as a result of the Trustee not having received funds sufficient to pay the redemption price of the Bonds, such Bond shall continue to bear interest until paid and, to the extent permitted by law, interest on any overdue payment of principal of, premium, if any, or interest on such Bond shall be paid at the rate borne by such Bond. If a portion of any Bond shall be redeemed, a substitute Bond or Bonds having the same maturity date, bearing interest at the same rate, in any denomination or denominations in any integral multiple of $5,000, at the written request of the registered owner, and in aggregate principal amount equal to the unredeemed portion thereof, will be issued to the registered owner upon the surrender thereof for cancellation, at the expense of the Company, all as provided below.

   (6) Funds Available for Redemption. With respect to any optional redemption of the Bonds, as described above, unless moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice shall state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for such redemption.
If such moneys are not received, such notice shall be of no force and effect, the Authority shall not redeem such Bonds and the Trustee shall give notice, in the manner in which the notice of redemption was given, that such moneys were not so received and that such Bonds shall not be so redeemed.

   (7) Partial Redemption. If less than all of the Bonds are to be called for redemption under any redemption provision set forth herein permitting such partial redemption, the particular Bonds to be redeemed shall be selected by the Trustee by lot or such other customary method chosen by the Trustee, in the principal amounts (in integral multiples of $5,000) designated to the Trustee by the Company on behalf of the Authority. The foregoing notwithstanding, during any period in which ownership of the Bonds is determined only by a book-entry at a securities depository for the Bonds, the particular Bonds to be so redeemed shall be selected in accordance with the arrangements between the Authority and the securities depository.

   (E)  Characteristics of the Bonds.  (1)  Registration and Transfer.   The
Authority shall keep or cause the Trustee, acting as registrar, to keep and maintain a register of the registered owners of the Bonds (the "Registration Books"), and the Authority hereby appoints the Trustee as its registrar and transfer agent to keep such books or records and make such transfers and registrations under such reasonable regulations as the Authority and Trustee may prescribe; and the Trustee shall make such transfers and registrations as herein provided. The Trustee agrees to cause to be maintained in Texas a current copy of the Registration Books. The Trustee shall obtain and record in the Registration Books the address of the registered owner of each Bond to which payments with respect to the Bonds shall be mailed, as herein provided; but it shall be the duty of each registered owner to notify the Trustee in writing of the address to which payments shall be mailed, and such interest payments shall be mailed to such address which has been given to the Trustee by each such registered owner. The Authority, the Company and the registered owners of not less than 25% in aggregate principal amount of Bonds at any time Outstanding shall have the right, upon reasonable notice and subject to reasonable regulations established in writing by the Trustee, to inspect the Registration Books during regular business hours of the Trustee, but otherwise the Trustee shall keep the Registration Books confidential and, unless otherwise required by law, shall not permit their inspection by any other entity. Registration of each Bond may be transferred in the Registration Books only upon presentation and surrender of such Bond to the Designated Trust Office of the Trustee for transfer of registration and cancellation, together with proper written instruments of assignment, in form and with a guarantee of signatures satisfactory to the Trustee, evidencing the assignment of the Bond, or any portion thereof in any integral multiple of $5,000, to the new registered owner(s) thereof. Such assignment may be presumptively evidenced by the due execution of the form of assignment to be printed or endorsed on each Bond which shall be executed by the registered owner or its duly authorized attorney or representative to evidence an assignment thereof. Upon the assignment and transfer of any Bond or any portion thereof, a new substitute Bond or Bonds shall be issued in conversion and exchange therefor in the manner herein provided. Each Bond issued and delivered in conversion of and exchange for any Bond or portion thereof shall be in any denomination or denominations of any integral multiple of $5,000 (subject to the requirement hereinafter stated that each substitute Bond shall have a single stated principal maturity date), shall be in the form prescribed in the FORM OF BOND attached hereto as Exhibit A, and shall have the characteristics, and may be assigned, transferred, and converted as provided in this Indenture. Each Bond issued in exchange therefor shall have a single stated principal maturity date corresponding to the maturity date of the principal of the Bond for which the substitute Bond is being exchanged; and each such Bond shall bear interest at the single rate applicable to and borne by the Bond for which it is being exchanged. Upon surrender of any Bonds or any portion or portions thereof for transfer of registration, an authorized representative of the Trustee shall record such transfer in the Registration Books, and shall deliver a new fully registered substitute Bond or Bonds, having the characteristics herein described, payable to such new registered owner(s) (and to the previous registered owner in case only a portion of a Bond is being assigned and transferred), all in conversion of and exchange for said assigned Bond or Bonds or any portion or portions thereof, in the same form and manner, and with the same effect, as provided in subparagraph (4) below, for the conversion and exchange of Bonds by any registered owner of a Bond. The Company shall pay the Trustee's standard or customary fees and charges for making such transfer and delivery of a substitute Bond or Bonds, but the Person requesting such transfer shall pay any taxes or other governmental charges required to be paid with respect thereto. The Trustee shall not be required to make transfers of registration of any Bond or any portion thereof called for redemption prior to maturity, (a) within 45 days prior to its redemption date or (b) during the 15 day period preceding the mailing of notice of redemption of the Bonds of the same maturity.

   (2) Ownership of Bonds. The Person in whose name any Bond shall be registered in the Registration Books at any time shall be deemed and treated as the absolute owner thereof for all purposes of this Indenture, whether or not such Bond shall be overdue, and the Authority, the Company, and the Trustee shall not be affected by any notice to the contrary; and payment of, or on account of, the principal of, premium, if any, and interest on any such Bond shall be made only to such registered owner. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

   (3) Payment of Bonds and Interest. The Authority hereby further appoints the Trustee to act as the paying agent for paying the principal of, premium, if any, and interest on the Bonds, as such payments are scheduled to occur or upon the redemption of any of the Bonds, all as provided in this Indenture. The Trustee shall keep proper records of all payments made by the Company on behalf of the Authority into the Debt Service Fund created in Article III hereof, and all payments made by the Trustee with respect to the Bonds, and of all conversions and exchanges of Bonds, and all replacements of Bonds, as provided in this Indenture. Payment of principal of, premium, if any, and interest on the Bonds shall be paid by check or draft mailed to the registered owner thereof at his address as it appears on the Registration Books at the close of business on the Record Date. Upon written request of a registered owner of at least $1,000,000 in principal amount of Bonds, all payments of the principal of, premium, and interest on the Bonds shall be paid by wire transfer in immediately available funds to an account in the continental United States designated by such registered owner; provided, that no such payment shall be made by wire transfer unless the Trustee has on file such a written request executed by such registered owner. If the date payment of principal, premium, if any, or interest on the Bonds is due is not a Business Day, then such payment shall be made on the next succeeding Business Day and no additional interest shall accrue as a result thereof. The foregoing notwithstanding, for so long as the Bonds are held in the custody of DTC, the payment of the principal of, premium, if any, and interest on the Bonds shall be governed by the requirements of DTC.


   (4) Conversion and Exchange or Replacement; Authentication. Each Bond issued and delivered pursuant to this Indenture, to the extent of the unpaid or unredeemed principal balance or principal amount thereof, upon surrender of such Bond at the Designated Trust Office of the Trustee, together with a written request therefor duly executed by the registered owner, or their duly authorized attorneys or representatives, with guarantee of signatures satisfactory to the Trustee, may, at the option of the registered owner, be converted into and exchanged for fully registered bonds, without interest coupons, in the form prescribed in the FORM OF BOND attached hereto as Exhibit A, in the denomination of $5,000 or any integral multiple thereof, as requested in writing by such registered owner, in an aggregate principal amount equal to the unpaid or unredeemed principal balance or principal amount of any Bond or Bonds so surrendered, and payable to the appropriate registered owner. If any Bond is assigned and transferred or converted, each substitute Bond issued in exchange for such Bond or any portion thereof shall have a single stated principal maturity date corresponding to the maturity date of the principal of the Bond for which the substitute Bond is being exchanged; and each such Bond shall bear interest at the rate applicable to and borne by the Bond for which it is being exchanged. If a portion of any Bond shall be redeemed prior to its scheduled maturity, the Trustee shall issue to the registered owner a substitute Bond or Bonds having the same maturity date, bearing interest at the same rate, in the denomination or denominations of any multiple of $5,000 at the request of the registered owner, and in an aggregate principal amount equal to the unredeemed portion thereof, upon surrender thereof for cancellation. Each substitute Bond shall bear a letter and/or number to distinguish it from each other Bond. It is specifically provided that any Bond authenticated in conversion of and exchange for or replacement of another Bond on or prior to the first scheduled Record Date for the Bonds initially issued and delivered pursuant to this Indenture shall bear interest from the date of the Bonds initially issued and delivered pursuant to this Indenture, but each substitute Bond so authenticated after such first scheduled Record Date shall bear interest from the interest payment date next preceding the date on which such substitute Bond was so authenticated, unless such Bond is authenticated after any Record Date but on or before the next following interest payment date, in which case it shall bear interest from such next following interest payment date; provided, however, that if at the time of delivery of any substitute Bond the interest on the Bond for which it is being exchanged is due but has not been paid, then such Bond shall bear interest from the date to which such interest has been paid in full. Except as otherwise provided in subparagraph (5) below, on each of the Bonds initially issued and delivered hereunder and on each substitute Bond issued in conversion of and exchange for or replacement of any Bond or Bonds issued hereunder there shall be printed a Trustee's Authentication

Certificate, in the form set forth in the FORM OF BOND attached hereto as Exhibit A.

   An authorized representative of the Trustee shall, before the delivery of any such substitute Bond, date and manually sign said Authentication Certificate, and no such substitute Bond shall be deemed to be issued or Outstanding unless said Authentication Certificate is so executed. The Trustee promptly shall cancel all Bonds surrendered for conversion and exchange or replacement. No additional ordinances, orders, or resolutions need be passed or adopted by the governing body of the Authority or any other body or person so as to accomplish the foregoing conversion and exchange or replacement of any Bond or portion thereof, and the Trustee shall provide for the preparation, execution, and delivery of the substitute Bonds. Pursuant to Vernon's Ann. Tex. Civ. St. Art. 717k-6, and particularly Section 6 thereof, the duty of conversion and exchange or replacement of Bonds as aforesaid is hereby imposed upon the Trustee, and, upon the execution of said Authentication Certificate, the converted and exchanged or replaced Bond shall be valid, incontestable, and enforceable in the same manner and with the same effect as the Bonds which initially were issued and delivered pursuant to this Indenture.

   (5) Initial Bond(s) Registered. Notwithstanding any other provision hereof, the Bond or Bonds initially delivered pursuant to the terms hereof shall be approved by the Attorney General of the State of Texas and thereafter registered with the Comptroller of Public Accounts of the State of Texas. If so registered by the Comptroller of Public Accounts, said Bond or Bonds need not contain the Trustee's Authentication Certificate referred to in subparagraph (4) above, and if such Authentication Certificate does appear on said Bonds, it need not be authenticated by the Trustee if the Comptroller's Registration Certificate has been executed by the Comptroller of Public Accounts of the State or the designee thereof.

   (F) Form of Bonds. The form of the Bonds, including the form of Trustee's Authentication Certificate, the form of Assignment and, if applicable, the form of Registration Certificate of the Comptroller of Public Accounts of the State of Texas to be attached to the Bonds initially issued and delivered pursuant to this Indenture, shall be, respectively, substantially as set forth in the FORM OF BOND attached hereto as Exhibit A.

   (G) Damaged, Mutilated, Lost, Stolen, or Destroyed Bonds. (1) In the event any Bond is damaged, mutilated, lost, stolen or destroyed, the Trustee shall cause to be prepared, executed and delivered a new Bond of the same principal amount, maturity and interest rate, as the damaged, mutilated, lost, stolen or destroyed Bond, in replacement for such Bond in the manner hereinafter provided.

   (2) Application for exchange and substitution of damaged, mutilated, lost, stolen, or destroyed Bonds shall be made to the Trustee. In every case, the applicant for a substitute Bond shall furnish to the Authority and to the Trustee such security or indemnity as may be required by them to save each of them harmless. In every case of loss, theft, or destruction of a Bond, the applicant shall also furnish to the Authority and to the Trustee evidence to their satisfaction of the loss, theft, or destruction of such Bond. In the case of damage or mutilation of a Bond, the applicant shall surrender the Bond so damaged or mutilated to the Trustee.

   (3) Notwithstanding the foregoing provisions of this Paragraph (G), in the event any such Bond shall have matured, and no default has occurred which is then continuing in the payment of the principal of, premium, if any, or interest on such Bond, the Authority may authorize the payment of the same (without surrender thereof except in the case of a damaged or mutilated Bond) instead of issuing a substitute Bond provided security or indemnity is furnished as above provided in this Paragraph (G).

   (4) Upon the issuance of any such substitute Bond, the Authority and the Trustee shall charge the registered owner of such Bond with all expenses in connection therewith. Every substitute Bond issued pursuant to the provisions of this Section by virtue of the fact that any Bond is lost, stolen, or destroyed shall constitute a contractual obligation of the Authority, whether or not the lost, stolen, or destroyed Bond shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued under this Indenture.

   (5) In accordance with Section 6 of Art. 717k-6 of Vernon's Ann. Tex. Civ. St., this Indenture shall constitute sufficient authority for the issuance of any such substitute Bond without necessity of further action by the Board of Directors of the Authority or any other body or person, and the issuance of such substitute Bonds by the Trustee is hereby authorized, notwithstanding any other provisions of this Indenture.

   (H) Effect of Exchange or Transfer. Each Bond delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon the transfer of, another Bond shall carry all of the rights to interest accrued and unpaid and to accrue which were carried by such other Bond, and notwithstanding anything contained in this Indenture, such Bond shall be so dated or bear such notation, that neither gain nor loss in interest shall result from any such exchange, substitution, or transfer.

   (I) Covenants Regarding Tax Exemption. The Authority covenants to refrain from any action which would adversely affect, or to take such action reasonably available to the Authority to assure, the treatment of the Bonds as obligations described in section 103(a) of the Code, the interest on which is not includable in the "gross income" of the holder (other than the income of a "substantial user" of the Special Facilities or a "related person" to such substantial user, within the meaning of the Code) for purposes of federal income taxation. It is the understanding of the parties hereto that the covenants contained herein are intended to assure compliance with the provisions of the Code and any regulations or rulings promulgated by the U.S. Department of the Treasury pursuant thereto pertaining to obligations described in section 103(a) of the Code. In the event that regulations or rulings are hereafter promulgated which modify or expand provisions of the Code, as applicable to the Bonds, the parties hereto will not be required to comply with any covenant contained herein to the extent that such modification or expansion, in the opinion of Bond Counsel, will not adversely affect the exemption from federal income taxation of interest on the Bonds under section 103 of the Code. In the event that regulations or rulings are hereafter promulgated which impose additional requirements which are applicable to the Bonds, the parties hereto agree to comply with the additional requirements to the extent necessary, in the opinion of Bond Counsel, to preserve the exemption from federal income taxation of interest on the Bonds under section 103 of the Code.


                                  ARTICLE III

                      ESTABLISHMENT OF CONSTRUCTION FUND,
                             DEBT SERVICE FUND AND
                              SPECIAL REBATE FUND

   (A) Proceeds from Delivery of the Bonds. The net proceeds from the sale of the Bonds shall be deposited by the Trustee to the credit of the funds and accounts created herein as follows:

      (1) $397,704.38, representing accrued interest, to the Debt Service Fund;

      (2) $29,571,555.18, representing capitalized interest, to the Capitalized Interest Account of the Construction Fund; and

      (3) the balance of the proceeds to the Special Facilities Construction Allowance Account of the Construction Fund.

   (B) Construction Fund. A separate and special trust fund called the "Construction Fund" (consisting of three accounts, the "Capitalized Interest Account", the "Special Facilities Construction Allowance Account", and the "Net Proceeds Account", respectively) is hereby created and established by the Authority with the Trustee. The Trustee shall transfer moneys on deposit in the Capitalized Interest Account to pay interest coming due on the Bonds, as provided in Paragraph (E) below. The Trustee shall draw on and use the Special Facilities Construction Allowance Account and the Net Proceeds Account solely for the purposes provided below.

   (C) Payments from Special Facilities Construction Allowance Account. (1) Concurrently with, or as soon as practicable after, the delivery of the Bonds, the Trustee shall make an initial payment, if requested by the Company in the manner described below for payments from the Special Facilities Construction Allowance Account of the Construction Fund, to reimburse the Company or its designee for any cost of acquisition, construction, equipment and furnishing of the Land and the Special Facilities, paid, or provided to the Authority, by the Company on or after January 4, 1994, and prior to such date of delivery. The Trustee shall make such initial payment, if requested, and shall make any subsequent payments, from the Special Facilities Construction Allowance Account of the Construction Fund for any Cost of the Special Facilities, from time to time upon receipt by the Trustee of a Disbursement Request signed by an Authorized Lessee Representative.

   (2) The Trustee and the Authority shall rely fully on any such Disbursement Request delivered by the Company and shall not be required to make any investigation in connection therewith; provided, however, that within a reasonable time after the submission of any such Disbursement Request and after payment of the amounts requested, the duly authorized representatives of the Authority may inspect the invoices and statements which are the basis for payment requested by the Company. If amounts paid by the Trustee with respect to any portion of the Special Facilities exceed the cost thereof, the Company shall promptly repay such overpayment into the Construction Fund.

   (D) Surplus Construction Funds. (1) If, upon the completion of the Special Facilities, as evidenced by the delivery to the Trustee and the Authority of the certificate executed by an Authorized Company Representative described in
Section 305 of the Facilities Agreement, there shall be any surplus funds remaining in the Special Facilities Construction Allowance Account of the Construction Fund not required to provide for the payment of the Costs of the Special Facilities, such funds shall, upon the written request of the Authorized Company Representative, either be applied, in whole or in part, (a) to purchase Bonds for cancellation at such times, prices and amounts as determined by the Authorized Company Representative, which price, however, shall not exceed the principal amount thereof plus accrued interest thereon; or (b) if the Bonds are then subject to redemption, to redeem Bonds in such amounts and at such times as directed by an Authorized Company Representative; provided that prior to any such application under clause (a) above, the Authority and the Trustee shall have been furnished with an unqualified opinion of Bond Counsel, to the effect that the expenditure of monies from the Special Facilities Construction Allowance Account of the Construction Fund for such purpose will not impair the exclusion of interest on the Bonds from the gross income of the holders thereof for federal income tax purposes. Any of such surplus funds not to be applied for the purposes set forth in clauses (a) or (b) above shall be deposited in an escrow account (outside the Debt Service Fund) and moneys on deposit in such escrow account shall be applied to pay the principal of Bonds upon redemption thereof on the earliest possible redemption date; provided that any moneys held in such escrow account may not be invested to produce a yield greater than the yield on the Bonds. The Trustee shall be entitled to rely upon a written certificate executed by an Authorized Company Representative which sets forth the yield on the Bonds. In lieu of treating the Construction Fund surpluses as set forth above, upon the written request of the Authorized Company Representative such funds shall either be deposited or disbursed in any manner designated in writing by the Authorized Company Representative if, in the opinion of Bond Counsel, such deposit or disbursement will not impair the exclusion of interest on any Bonds from the gross income of the holders thereof for federal income tax purposes and is permissible under the Act.

   (2) If the Trustee shall declare the principal of the Bonds and the interest accrued thereon immediately due and payable as the result of an Event of Default specified in this Indenture, or if the Bonds shall be redeemed as a whole in accordance with their terms, or if the Facilities Agreement is terminated in accordance with its terms prior to the completion of the Special Facilities, to the extent the Company does not otherwise direct, any proceeds of the Bonds remaining in the Special Facilities Construction Allowance Account of the Construction Fund shall, subject to the provisions of subparagraph (5) of Paragraph (F) and Article V(H) below, be immediately deposited into the Debt Service Fund and used by the Trustee for the purpose of paying principal of, premium, if any, and interest on the Bonds when due. In connection with release of this Indenture under the terms hereof, any proceeds of the Bonds remaining in the Special Facilities Construction Allowance Account of the Construction Fund shall be either (a) immediately deposited by the Trustee into the Debt Service Fund and shall be applied to reduce the amount of the next succeeding Special Facilities Rentals by the Company if, in the opinion of Bond Counsel, such application will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds, or (b) upon the written request of the Company, applied to the purchase, at a price not in excess of the principal amount thereof, of Bonds in the open market, which Bonds shall thereupon be cancelled. The Trustee shall have the right to take appropriate action by judicial proceedings or otherwise to enforce this Paragraph (D).

   (E) Debt Service Fund. (1) A separate and special trust fund called the "Debt Service Fund" is hereby created and established by the Authority with the Trustee, and shall be maintained as provided in this Indenture, as long as any Bond is Outstanding and unpaid.

   (2) Pursuant to the Facilities Agreement, the Authority has directed the payment by the Company to the Trustee of the Special Facilities Rentals, all as described in the Facilities Agreement, which shall be deposited by the Trustee to the credit of the Debt Service Fund. The Trustee shall deposit such Special Facilities Rentals into the Debt Service Fund as follows, upon the receipt thereof from the Company on the dates set forth below:

   (i) On or before each date on which interest is due and payable on the Bonds, an amount which, together with any other amounts then on deposit therein and available for such purpose, will be sufficient to pay the interest coming due on the Bonds on such date; and

   (ii) On or before each date on which principal of the Bonds is scheduled to mature, an amount which, together with any other amounts then on deposit therein and available for such purpose, will be sufficient to pay the principal of the Bonds scheduled to mature on such date; and

  (iii) On or before any date on which Bonds shall have been called for redemption and subject to the conditions specified in this Indenture, an amount which, together with any other amounts then on deposit and available for such purposes, will be sufficient to pay the principal, premium, if any, and accrued interest, specified therein; and

   (iv) On any date on which the Bonds are declared to be immediately due and payable pursuant to Article V of this Indenture, an amount which, together with any other amounts then on deposit and available for such purposes, will be sufficient to pay the principal of all Bonds then Outstanding, any applicable premium thereon, the interest accrued thereon and interest due on overdue principal or premium, if any, or (to the extent permitted by law) interest.

In addition, upon the receipt of a Disbursement Request executed by an Authorized Company Representative, the Trustee shall transfer from the Capitalized Interest Account to the Debt Service Fund moneys sufficient from time to time to make the payments described in clause (i) above.

   (3) On or before the tenth Business Day prior to each date upon or before which each payment is required by the Facilities Agreement to be paid to the Trustee by the Company for deposit into the Debt Service Fund, the Trustee shall give written notice to the Company, by first class mail, postage prepaid, by Federal Express priority delivery, or by hand delivery, at such address as the Company shall from time to time designate and file in writing with the Trustee, of the amount, if any, of each such payment required to be made to the Trustee by the Company and deposited by the Trustee into the Debt Service Fund on or before such date. Such notice shall give a brief statement of the manner in which the amount or amounts due were calculated, including a showing of all credits on account of earnings from the time deposit or investment of the Debt Service Fund. If such payment required to be paid by the Company under the Facilities Agreement is not received by the Trustee on the date such payment is required to be made in accordance with the terms of the Facilities Agreement, then the Trustee promptly shall give telephone notice to the Company, confirmed in writing in the manner provided above, of such failure to receive such payment from the Company. The failure of the Trustee to give, or of the Company to receive, any such notice shall not relieve the Company of its unconditional duty and obligation to make to the Trustee all deposits or payments of such payments, as required by the Facilities Agreement.

   (4) The moneys on deposit in the Debt Service Fund shall be used by the Trustee to pay the principal of, premium, if any, and interest on the Bonds, when due; and the Trustee shall make available to itself, in its capacity as paying agent, out of the Debt Service Fund, the amounts required to pay or redeem the principal of, premium, if any, and interest on the Bonds when due, as well as such other amounts described in Article V(D) hereof.

   (5) In any case where the date for any scheduled Special Facilities Rentals to be deposited to the credit of the Debt Service Fund shall not be a Business Day, then the date for payment of such Special Facilities Rentals shall be the next succeeding day which is a Business Day, and no additional interest shall accrue as a result.

   (6) In addition to the foregoing, all funds received by the Trustee under the Guaranty shall be deposited to the credit of the Debt Service Fund, for use as herein provided.

   (F) Special Rebate Fund. A separate and special trust fund to be designated and known as the "Special Rebate Fund" is hereby established by the Authority with the Trustee for the benefit of the United States of America and of the Company, as their interests may appear pursuant to this Indenture and the Facilities Agreement, and maintained as provided herein, as long as any of the Bonds, or interest thereon, is Outstanding and unpaid.

   (1) Payments into the Special Rebate Fund. The Trustee shall pay into the Special Rebate Fund all payments received from the Company pursuant to Section 615 of the Facilities Agreement.

   To the extent that, following any disbursements of amounts from the Special Rebate Fund in accordance with subparagraph (2) following, the amount then on deposit in the Special Rebate Fund exceeds the Tentative Rebate Amount (hereinafter defined) determined as of the computation date immediately preceding such disbursement (adjusted for the amount then disbursed), the Trustee shall transfer such excess (i) to the Debt Service Fund, or (ii) directly to the Company, as the Company shall direct.

   (2) Disbursement of the Special Rebate Fund. The amounts in the Special Rebate Fund shall be used solely for the payment to the United States of amounts described under section 148(f) of the Code, and the Regulations thereunder, all as may be applicable to the Bonds. Such payment shall be made by the Trustee in accordance with written instructions from an Authorized Company Representative, and the requirements of section 148(f)(3) of the Code, and the Regulations, the first installment of such payment to be made by the Trustee within thirty days after the fifth anniversary of the date of issuance of the Bonds, with each subsequent installment of such payment to be made within thirty days following each successive five year anniversary of the date of issuance of the Bonds, and with the last installment of such payment to be made within thirty days after the final retirement of the Bonds.

   (3) Company Determination. The amounts to be paid, deposited or disbursed hereunder shall be determined by the Company. Within thirty days following each fifth anniversary date of the date of issuance of the Bonds, the Company shall furnish to the Trustee and the Authority a copy of computations made in accordance with the provisions of section 148(f) of the Code and the Regulations promulgated thereunder, showing the amount (the "Tentative Rebate Amount" in respect of such anniversary date) which would be payable to the United States pursuant to section 148(f)(3) of the Code were the Bonds to have been finally retired on such anniversary.

   (4) Special Rebate Fund Records. The Trustee shall maintain a record of all investments and disbursements from the funds, and of the periodic determinations by the Company of the Tentative Rebate Amount, for a period beginning on the fifth anniversary date of the issuance of the Bonds and ending on the date six years after the final retirement of the Bonds. Such records shall state each such anniversary date and summarize the manner in which the Tentative Rebate Amount, if any, was determined. In addition, upon request, the Trustee will provide to the Company all investment records and other information required by the Company for the making of such determinations.

   (5) Disposition of Construction Fund upon Acceleration and Redemption. If the Trustee shall declare the principal of the Bonds and the interest accrued thereon immediately due and payable as the result of an Event of Default specified in this Indenture, or if the Bonds are mandatorily redeemed prior to maturity as a whole in accordance with their terms, any amounts remaining in the Construction Fund shall be transferred to the Special Rebate Fund to the extent that the amount therein is less than the Tentative Rebate Amount computed by the Company as of the date of such acceleration or redemption.

   (6) Deemed Satisfaction of Rebate Requirements; Penalties in Lieu of Rebate. Anything contained herein to the contrary notwithstanding, the requirements of
Article III(F)(1), (2), (3) and (5) hereof shall be deemed satisfied if the Company delivers to the Trustee and the Authority a certificate, together with an opinion of Bond Counsel stating that based on the representations in the certificate, the requirements of section 148(f)(2) of the Code need not be met with respect to the Bonds by reason of any of the exceptions afforded a tax-exempt issue under section 148(f) of the Code.

   (G) Net Proceeds Account. Any Net Proceeds generated as a result of damage to or destruction of, or the condemnation of, all or any part of the Special Facilities, all as provided in Sections 1101 and 1102 of the Facilities Agreement, shall be deposited to the credit of the Net Proceeds Account. The Trustee shall disburse any moneys on deposit in the Net Proceeds Account upon the written direction of the Company, as approved in writing by the Authority, for the purposes described in Sections 1101 and 1102 of the Facilities Agreement. Any moneys held by the Trustee in the Net Proceeds Account shall be invested in accordance with the provisions of Paragraph (H) below. The Company shall forthwith pay to the Trustee the amount of any net losses with respect to principal in such investments.

   (H) Investments. (1) The Authority hereby directs the Trustee to invest or reinvest such moneys in the manner provided below. Money in the Construction Fund and the Debt Service Fund, respectively, held by the Trustee may be invested or reinvested by the Trustee at the telephonic direction of the Company (such oral direction subsequently confirmed in writing by the Company) in Qualified Investments, defined below (provided that the Company shall not be entitled to direct that any investment be made in violation of any applicable law), in such a manner as will, in the opinion and within the discretion of the Company, produce the maximum yield reasonably obtainable (subject to the provisions of Article VIII of this Indenture). Money so invested or reinvested shall be invested or reinvested in accordance with the laws of the State of Texas.

   (2) The securities purchased with the moneys in the Debt Service Fund or the Construction Fund, respectively, shall be deemed a part of such respective Fund, and, for the purpose of determining the amount of money therein, the securities therein shall be valued at their cost or market value, whichever is lower. The value of such securities shall be established annually during the last month of each fiscal year of the Company. The income and profits, including realized discount on securities purchased, received on all such securities (after deduction for accrued interest and premium paid therefrom at the time of purchase) shall be deposited in or credited to the Debt Service Fund or the Construction Fund, respectively, and all losses thereon shall be charged against the Debt Service Fund or the Construction Fund, respectively. Neither the Authority nor the Trustee shall be liable or responsible for any loss resulting from any such investment as herein authorized, such liability and responsibility to be that of the Company. If at any time it shall become necessary that some or all of the securities purchased with the moneys in the Debt Service Fund or the Construction Fund be redeemed or sold to raise moneys necessary to comply with the provisions of this Indenture, the Trustee may, after consultation with an Authorized Company Representative, effect such redemption or sale, employing, in the case of a sale, any commercially reasonable method of effecting the same, including, without limitation, the sale thereof to the Company upon its written request.

   (3)  As used in this Indenture, the term "Qualified Investments" shall mean
(i) obligations of the United States or its agencies and instrumentalities; direct obligations of the State of Texas or its agencies and instrumentalities; collateralized mortgage obligations directly issued by a federal agency or instrumentality of the United States (the underlying security for which is guaranteed by an agency or instrumentality of the United States); other obligations, the principal and interest of which are unconditionally guaranteed or insured by, or backed by the full faith and credit of Texas or the United States or their respective agencies and instrumentalities; and obligations of states, agencies, counties, cities and other political subdivisions of any state rated as to investment quality by a nationally recognized investment rating firm not less than A or its equivalent (collectively herein "Government Obligations"); (ii) certificates of deposit (1) issued by a state or national bank or a savings and loan association domiciled in Texas, and (2) guaranteed or insured by the Federal Deposit Insurance Corporation or its successor, secured by Government Obligations or secured in any other manner and amount provided by law for deposits of the Trustee; (iii) fully collateralized repurchase agreements which (1) have a defined termination date, (2) are secured by obligations of the United States or its agencies and instrumentalities, (3) require the securities being purchased by the Trustee to be pledged to the Trustee, held in the Trustee's name and deposited at the time the investment is made with the Trustee or with a third party selected and approved by the Trustee, and (4) are placed through a primary government securities dealer, as defined by the Federal Reserve, or a financial institution doing business in Texas, provided that, the term of any reverse security repurchase agreement may not exceed 90 days after the date the reverse security repurchase agreement is delivered and, provided further, that "repurchase agreement" means a simultaneous agreement to buy, hold for a specified time and sell back at a future date obligations of the United States or its agencies and instrumentalities at a market value at the time the funds are disbursed of not less than the principal amount of the funds disbursed; (iv) bankers' acceptances which (1) have a stated maturity of 270 days or fewer from the date of issuance,
(2) will be liquidated in full at maturity, (3) are eligible for collateral for borrowing from a Federal Reserve Bank, and (4) are accepted by a bank organized and existing under the laws of the United States or any state, if the short-term obligations of the bank, or of a bank holding company of which the bank is the largest subsidiary, are rated not less than A-1 or P-1 or an equivalent rating by at least one nationally recognized credit rating agency; (v) commercial paper which (1) has a stated maturity of 270 days or fewer from the date of its issuance and (2) is rated not less the A-1 or P-1 or an equivalent rating by at least two nationally recognized credit rating agencies, or one nationally recognized credit rating agency and is fully secured by an irrevocable letter of credit issued by a bank organized and existing under the laws of the United States or any state; and (vi) no-load money market mutual funds which (1) are regulated by the Securities and Exchange Commission, (2) have a dollar-weighted average stated maturity of 90 days or fewer, and (3) include in the investment objectives of such mutual fund the maintenance of a stable net asset value of $1 of each share, provided however, that the Trustee is not authorized to invest in the aggregate more than 80% of its monthly average fund balance, excluding bond proceeds and reserves and other funds held for debt service, in money market mutual funds or to invest an amount that would exceed 10% of the total assets of any such mutual fund.

   (4) The Trustee, when authorized by the Company, may trade with itself in the purchase and sale of securities for such investment. Although the Authority recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Authority hereby agrees that confirmations of investments made by the Trustee pursuant to this Paragraph (H) are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No such statement need be rendered pursuant to the provisions hereof if no activity occurred in the fund or account during such preceding month.

   (I)  Security for Funds.   All Funds created by this Indenture shall be
secured in the manner required by Texas law for the security of public funds, and such Funds shall be used only for the purposes and in the manner permitted or required by this Indenture and the Facilities Agreement.


                                   ARTICLE IV

                              ACCOUNTS AND RECORDS

   (A) Separate Records. The Trustee shall keep proper books of records and accounts, separate from all other records and accounts, in which complete and correct entries shall be made of all transactions relating to the receipt of the Special Facilities Rentals to be made by the Company to pay the principal of, premium, if any, and the interest on the Bonds, the Construction Fund, the Debt Service Fund and the Special Rebate Fund. The Trustee shall furnish to the Authority and the Company no less often than monthly a copy of such records and transactions as hereinabove described.

   (B) Report of Trustee. Within 90 days after the close of each calendar year, the Trustee shall furnish to the Authority, the Company, and the Bondholders who may so request, a copy of a report by the Trustee covering such calendar year, showing the following information:

      (1) A detailed statement concerning the receipt and disposition of all Special Facilities Rentals to be made by the Company under the terms of the Facilities Agreement to pay the principal of, premium, if any, and the interest on the Bonds;

      (2) A detailed statement concerning the disposition of the amounts in the Construction Fund (until the Construction Fund shall have been fully disposed of); and

      (3) An asset statement of the Debt Service Fund as of the end of said calendar year.

   (C) Inspection. The Authority, the Bondholders owning 25% or more of the Outstanding principal amount of Bonds (as shown in the Registration Books) and the Company shall have the right at all reasonable times pursuant to the reasonable regulations established in writing by the Trustee to inspect all records, accounts, and data of the Trustee relating to the Debt Service Fund, and to obtain copies of the same at the expense of such inspecting party.

   (D) Registration Books. So long as any of the Bonds shall remain Outstanding, the Trustee shall maintain Registration Books for the registration and transfer of Bonds upon the terms and subject to the conditions contained herein.


                                   ARTICLE V

                    ENFORCEMENT OF RIGHTS IN CASE OF DEFAULT

   (A) Trustee is Agent. The Trustee is hereby irrevocably appointed the special agent and representative of the Bondholders and vested with full power to act on their behalf to effect and enforce the Facilities Agreement, the Guaranty and this Indenture, for their benefit as provided herein; but anything in this Indenture contained to the contrary notwithstanding, Bondholders of a majority in principal amount of the Bonds then Outstanding, in case of any existing Event of Default (hereinafter defined), shall have the right from time to time to direct and control the Trustee in connection with the enforcement of any of the provisions of the Facilities Agreement, the Guaranty and this Indenture, and any other proceedings taken by virtue of any provisions of the aforesaid instruments, including the right to have withdrawn and discontinued at any stage thereof any proceedings taken hereunder by the Trustee, provided that the Event of Default upon which such proceedings were based and all other Events of Default hereunder shall have been remedied and made good. Anything contained in this Indenture to the contrary notwithstanding, each Bondholder shall have a right of action to enforce the payment of the principal of, premium, if any, and interest on any Bond owned thereby on or after the same shall have become due at the place, from the sources, and in the manner expressed in Article III hereof.

   (B) Restriction on Bondholders' Action. Except as otherwise provided in this Article V, all rights of action with respect to this Indenture shall be exercised only by the Trustee and no Bondholder shall have any right to institute any suit, action, or proceeding at law or equity for the appointment of a receiver or for any other remedy hereunder or by reason hereof unless and until, in addition to the fulfillment of all other conditions precedent specified in this Indenture, the Trustee shall have received the written request of Bondholders of not less than 25% in principal amount of the Bonds then Outstanding to institute such suit, action, or proceeding and shall have been offered reasonable indemnity and shall have refused, or for 30 days thereafter neglected, to institute such suit, action, or proceeding; and it is hereby declared that the making of such request and the furnishing of such indemnity are in each case conditions precedent to the execution and enforcement by any Bondholder of the powers and remedies given to the Trustee hereunder and to the institution and maintenance by any Bondholder of any action or cause of action for the appointment of a receiver or for any other remedy hereunder; but the Trustee may, in its discretion, or when thereunto duly requested in writing by Bondholders of not less than 25% in principal amount of the Bonds then Outstanding, and upon being furnished indemnity satisfactory to the Trustee against expenses, charges, and liability, forthwith shall, take such appropriate action by judicial proceedings or otherwise to enforce the covenants of the Company or the Authority as the Trustee may deem expedient in the interest of the Bondholders.

   (C) Events of Default. Any one or more of the following events shall constitute and hereinafter shall be called "Events of Default":

      (1) Failure to pay when due, at maturity or upon redemption, the principal of or, premium, if any, on any Bond;

      (2) Failure to pay interest on any Bond on the Business Day immediately following the date such payment of interest is scheduled to be due;

      (3) The occurrence of an "Event of Default" as defined in Section 1401 of the Facilities Agreement;

      (4) A default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Authority in this Indenture and the continuance thereof for a period of 60 days after written notice thereof is given to the Authority and the Company by the Trustee, provided, however, that no Event of Default shall be deemed to have occurred if the Company or the Authority is diligently proceeding to cure or correct such default; and

      (5) The occurrence of a "Guaranty Event of Default" as defined in Section 2.4(a) of the Guaranty.

   (D) Acceleration. Upon the occurrence and continuation of any Event of Default as defined in this Indenture (except as described in Article V(C)(3) hereof), the Trustee may, and upon the written request of the registered owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, the Trustee shall, by notice in writing delivered to the Company with a copy of such notice being sent to the Authority, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest thereon shall thereupon become and be immediately due and payable.

   If, after the principal of all Bonds then Outstanding shall have been so declared to be due and payable, all arrears of interest upon such Bonds, and interest on overdue installments of principal or premium, if any, and interest (to the extent permitted by law) at the rate borne by the Bonds, and the principal of and premium, if any, on all Bonds then Outstanding that shall have become due and payable otherwise than by acceleration, and all other sums payable under this Indenture other than the principal of and interest on the Bonds which by such declaration of acceleration shall have become due and payable, shall have been paid by or on behalf of the Authority, together with the reasonable fees and expenses of the Trustee and of the registered owners of the Bonds, including reasonable attorneys' fees and expenses paid or incurred, and all other defaults then existing hereunder shall have been cured or waived in accordance with the provisions hereof, then and in every such case, the Trustee shall annul such declaration of maturity and its consequence, which annulment shall be binding upon all registered owners of Bonds; provided, however, that if the registered owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding shall have made the written request as described above directing the Trustee to declare such acceleration of maturity, the Trustee shall not annul such declaration and its consequences without the prior consent of the registered owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding, and provided further that no such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.

   (E) Action by Trustee. Upon the happening of any Event of Default, the Trustee may, in its discretion, or, upon the written request of Bondholders of not less than 25% in principal amount of the Bonds then Outstanding, and upon being indemnified to the satisfaction of the Trustee, shall take such appropriate action by judicial proceedings or otherwise to cure the Event of Default and to require the Company or the Authority to carry out its or their covenants and obligations hereunder and with respect to the Facilities Agreement, including, but without limitation, the use and filing of actions for specific performance and mandamus proceedings in any court of competent jurisdiction, against the Authority or the Company, and to obtain judgments against the Company for, or seek the appointment of a receiver in equity to collect, any Special Facilities Rentals due but unpaid into the Debt Service Fund, or for any other amounts due hereunder or under the Facilities Agreement, including all of the principal amount of the Bonds then outstanding if declared due and payable as provided herein, premium, if any, and interest on such Bonds and interest on overdue payments of principal, premium, and interest, as further provided herein.

   (F) Remedies Nonexclusive. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Bonds, or now and hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the happening of any Event of Default continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every such right and power may be exercised from time to time and so often as may be deemed expedient.

   (G) Trustee's Discretion. In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Bondholders, each representing less than a majority of the principal amount of Bonds then Outstanding, the Trustee in its sole discretion may determine what action, if any, shall be taken.

   (H) Disposition of Money. All money collected by the Trustee pursuant to the exercise of the remedies and powers in this Article V, together with all other sums which then may be held by the Trustee under any provision of this Indenture as security for the Bonds, shall be applied as follows:

      FIRST: to the payment of the costs and expenses of the proceedings whereunder such money was collected, including a reasonable compensation to the Trustee, its agents, attorneys, and all other necessary or proper expenses, liabilities, and advances incurred or made by the Trustee under this Indenture relating to such collection.

      SECOND: to the payment of matured interest on the Bonds and interest on overdue interest (to the extent permitted by law).

      THIRD: to the payment of principal of and premium, if any, on the Bonds which have become due pursuant to their terms as permitted or required by this Indenture as provided thereby.

      FOURTH: to the payment of any amounts due the Authority under the Facilities Agreement.

      FIFTH: to the payment of the surplus, if any, to the Company, or as a court of competent jurisdiction may otherwise direct.

If in making distribution pursuant to the order above stated, the amount available for distribution in a particular classification is insufficient to pay in full all of the items in such classification, the amount available for distribution to items in such classification shall be prorated among such items in the proportion that the amount of each item bears to the total of all such items.

   (I) Intervention by Trustee. In any judicial proceeding in which the Authority is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Bondholders, the Trustee, if permitted by the court having jurisdiction over such proceeding, may, in its discretion, or, upon the written request of Bondholders of not less than 25% in principal amount of the Bonds then Outstanding, and upon being indemnified to the satisfaction of the Trustee, shall intervene on behalf of the Bondholders to assert the rights of the Bondholders.

   (J) Possession of Bonds Unnecessary. All rights of action or other rights under this Indenture or otherwise may be enforced by the Trustee without the possession of any of the Bonds, or the production thereof on the trial or other proceedings relative thereto.

   (K) Bondholder's Directions. It is expressly provided, however, that Bondholders of a majority in principal amount of the Bonds then Outstanding, or a committee representing, pursuant to a written appointment filed with the Trustee, Bondholders of a majority in principal amount of the Bonds then Outstanding, shall have the right, at any time, by an instrument or instruments, in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the Trustee's rights and remedies under the Facilities Agreement or the Guaranty, or the Bondholders' or the Trustee's rights and remedies under this Indenture, and may exercise any right or perform any action hereunder with the same effect as the Trustee under this Indenture, provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided that the Trustee shall be indemnified to its satisfaction.

   (L) Trustee's Notice of Default. The Trustee shall not be required to take notice nor be deemed to have notice of any Event of Default specified in this Indenture, except for those Events of Default specified in subparagraphs (1) and
(2) of Paragraph (C) above, or the occurrence of an Act of Bankruptcy, unless specifically notified in writing of such Event of Default by the Authority, the Company, or Bondholders of not less than 25% in principal amount of the Bonds then Outstanding. At such time as the Trustee has or is deemed to have notice of any Event of Default specified in this Indenture, the Trustee shall notify the registered owners of such Event of Default. With respect to an Event of Default as described in Article V(C)(3), such notice shall contain language to the effect that the remedy of acceleration is not available. Notice shall be given in the same manner as is required with respect to giving notice of redemption pursuant to Article II(C)(5).

   (M) Bonds Owned by Authority or Company. In determining whether the Bondholders of a requisite aggregate principal amount of Bonds then Outstanding have concurred in any request, demand, authorization, direction, notice, consent, or waiver under this Indenture, Bonds owned by or for the account of the Company or the Authority, or any person controlled by, controlling, or under common control of either of them, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except to the extent that the Company owns all of the Bonds then Outstanding; provided, however, that for the purpose of determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Bonds of which the Trustee has actual knowledge of such ownership shall be so disregarded.

   (N) Trustee's Standard of Conduct with Respect to Event of Default. (1) Except during the continuance of an Event of Default,

      (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

      (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and certificates or opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

   (2) Notwithstanding any other provisions of this Article V, the Trustee shall, during the existence of an Event of Default known to the Trustee, and upon receipt of indemnification reasonably satisfactory to the Trustee, exercise such of the rights and powers vested in it by this Indenture and use the same degree of skill and care in their exercise as a prudent person in a like situation would ordinarily use and exercise under the circumstances; provided, that nothing contained herein shall be construed to entitle the Trustee to demand indemnification as a condition precedent to the exercise of its duties under Article V(D) above.

   (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (a) this subparagraph shall not be construed to limit the effect of subparagraph (1) of this Paragraph (N);

      (b) the Trustee shall not be liable for any error of judgment made in good faith thereby, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bondholders in principal amount of the Bonds, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Bonds.

   (O) Bondholder Remedy - Ongoing Disclosure Under Rule 15c2-12. In addition to the foregoing, a Bondholder or a beneficial owner of a Bond demonstrating ownership for the purpose of this Paragraph (O) in accordance with Section 616 of the Facilities Agreement may institute any suit, action or proceeding at law or in equity for the enforcement of any covenant contained in such Section 616 or for any remedy for breach thereof, as specified in and subject to the limitations of Section 616 of the Facilities Agreement, with respect to compliance with the Rule.

Neither the Authority, the City nor the Trustee has assumed or will assume any responsibility with respect to any covenant contained in Section 616 of the Facilities Agreement or said Rule.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

   The Trustee accepts the trust imposed upon it by this Indenture, but only upon and subject to the following express terms and conditions:

   (A) Negligence or Misconduct. In no event shall the Trustee be liable except for its negligence or willful misconduct in relation to its duties under this Indenture. The Trustee shall not be responsible for any recitals herein, in the Bonds, the Facilities Agreement, or for the sufficiency of the security for the Bonds, or for monitoring compliance by the Company of its obligations under the Facilities Agreement, or for reviewing and approving any required insurance coverage as described in the Facilities Agreement. The Trustee shall have no responsibility hereunder except to the extent of the duties placed upon the Trustee to hold, administer, deposit, secure, invest, and use the Construction Fund, the Debt Service Fund and the Special Rebate Fund as required, to the extent funds for such purposes are received by the Trustee, and to perform the other express covenants and agreements made by the Trustee under the provisions of this Indenture.

   (B) Accountability for Funds. The Trustee shall not be accountable for the use of any of the proceeds of such Bonds except the portion thereof deposited with the Trustee, and the Trustee shall not be liable for any loss from the investment (made in accordance with the terms of this Indenture) of any funds it holds pursuant to this Indenture.

   (C) Reliance on Communications. The Trustee shall not be liable in acting in accordance with the provisions of this Indenture upon any notice, requisition, request, consent, certificate, order, affidavit, letter, telegram, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and the Trustee shall not be bound to recognize any person as a Bondholder or to take any action at his request, unless the ownership of such Bond or Bonds is indicated in the Registration Books. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request, or giving such authority or consent, is the Bondholder of any Bond secured hereby, shall be conclusive and binding upon all future Bondholders of the same Bond or any Bond issued in substitution or replacement therefor.

   (D) Proof of Facts. Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand before the disbursement of any cash or in respect of any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals, or other information, or action or evidence thereof, in addition to that required by the terms hereof which the Trustee believes to be necessary or desirable.

   (E) Limited Responsibilities. The responsibilities of the Trustee elsewhere set forth herein shall be further limited as follows:

      FIRST: The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction of Bondholders pursuant to any provision of this Indenture relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      SECOND: No provision of this Indenture shall require the Trustee (1) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, nor (2) to take any action, whether or not directed to take such action by any Bondholder, pursuant to this Indenture, which in the judgment of the Trustee would conflict with any rule of law, or with the terms of this Indenture, or would be unjustly prejudicial to the Bondholders not taking part in such direction. When acting pursuant to the direction of any Bondholder pursuant to this Indenture, the Trustee may take other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the terms of this subparagraph SECOND shall not impose any additional duties or responsibilities upon the Trustee and shall not be construed to limit the effect of subparagraph FIRST of this Paragraph (E).

   (F)  Performance through Attorneys, Accountants, Agents, Receivers or
Employees.

   (1) The Trustee may execute any of the trusts or powers hereof and perform the duties required of it hereunder by or through attorneys, accountants, agents, receivers or employees and shall be entitled to advice of counsel concerning all matters of trust hereof and its duties hereunder, and may in all cases pay such reasonable compensation as it shall deem proper to all such persons as reasonably may be required and employed in connection with the trusts hereof.

   (2) The Trustee shall not be liable for the default or misconduct of any such attorney, agent, accountant or employee selected by it with reasonable care.

   (3) The Trustee may act upon the opinion or advice of any attorney selected by it with reasonable care, and the Trustee shall not be responsible for anything done or not done in good faith in accordance with any such opinion or advice.

   (G) Trustee as Bondholder. The Trustee may become the Bondholder of any of the Bonds secured by this Indenture with the same rights which it would have if not the Trustee. Nothing herein contained shall be construed to prohibit the Trustee, either as principal or agent, from engaging in or being interested in any financial or other transaction with the Authority or the Company or from acting as depository, trustee, or agent for any committee or body of Bondholders of the Bonds or of other obligations of the Authority as freely as if it were not the Trustee.

   (H) Execution of Documents. The Trustee agrees to execute any documents reasonably requested by the Company in connection with any action taken by the Company under the Facilities Agreement.

   (I) Fees. The fees and expenses of the Trustee incurred in connection with its performance hereunder shall be payable by the Company, as set forth in
Section 615 of the Facilities Agreement.

   (J) Recitals. The recitals, statements and representations in the documents executed to facilitate the issuance of the Bonds except only the Trustee's authentication of the Bonds and the Trustee's representations of trust powers and the Trustee's acceptance of the trusts hereunder, shall not be taken as made by the Trustee, and the Trustee does not assume any responsibility for the correctness thereof. The foregoing notwithstanding, the Trustee does represent and warrant that it is duly qualified under Texas law to administer the trusts created hereunder.

   (K) Responsibility of Trustee Generally. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties under the documents executed to facilitate the issuance of the Bonds except at the direction of the registered owners pursuant to any provision of this Indenture and upon receipt of indemnification satisfactory to the Trustee; provided, that nothing contained herein shall be construed to enable the Trustee to demand indemnification as a condition precedent to the exercise of its duties under Article V(D) above.

   (L)  Additional Rights of Trustee.

   (1) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

   (2) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by an instrument executed by an Authorized Company Representative and any resolution of the Company may be sufficiently evidenced by a certified copy executed by the Secretary or an Assistant Secretary of the Board of Directors of the Company.

   (3) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

   (4) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                                  ARTICLE VII

                               SUCCESSOR TRUSTEE

   (A)  Resignation and Removal of Trustee.

   (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Paragraph (B) below.

   (2) The Trustee may resign at any time, with or without reason, by giving written notice thereof to the Authority and the Company, and to each of the Bondholders. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

   (3) The Trustee may be removed at any time by the registered owners of at least a majority in principal amount of the Outstanding Bonds, by a written request for removal delivered to the Authority and the Company.

   (4)  If at any time:

      (a) The Trustee shall cease to be eligible under Paragraph (B) below and shall fail to resign after written request therefor by the Authority, or by any Bondholder who has been a bona fide holder of a Bond for at least 6 months, or

      (b) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Authority may remove the Trustee, or (y) any Bondholder who has been a bona fide holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

   (5) So long as there is no Event of Default under the Facilities Agreement or this Indenture, the Trustee may be removed at any time, for any reason, by an instrument in writing, executed by the Company, and delivered to the Trustee and the Authority. The Company shall mail to all Bondholders notice of such removal and, subject to the provisions of clause (1) of this Paragraph (A), such removal shall be effective 60 days after such notice is mailed unless 25% in aggregate principal amount of the Bondholders object in writing to such removal.

   (6) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Authority shall promptly appoint a successor Trustee. If no successor Trustee shall have been so appointed by the Authority and accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

   (7) The successor Trustee shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee (other than pursuant to Paragraph (D) below) by mailing written notice of such event to the holders of the Bonds and to the parties to the documents relating to the Bonds. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

   (B) Appointment of Successor. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case the Trustee shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Authority by an instrument executed by authority of a resolution of its Board, signed by the President or Vice President and by the Secretary of the Board of Directors of the Authority. The foregoing notwithstanding, so long as the Company is not in default under the terms of the Facilities Agreement, the Company may appoint any successor Trustee, by delivering to the Authority an instrument executed on behalf of the Company by an Authorized Company Representative. In the selection of any such successor Trustee, the Company shall advise and consult with the Authority and shall give due consideration to suggestions and input which may be offered by the Authority prior to the Company making the final decision with respect to such selection. Every such successor Trustee shall be a trust company or bank in good standing, located in the United States of America, and having a capital and surplus of not less than One Hundred Million Dollars ($100,000,000), if there be such a trust company or bank willing, qualified, and able to accept the trust upon reasonable or customary terms. In the event that no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Article within 60 days after a vacancy in the office of Trustee shall have occurred, any Bondholder or any retiring Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee, and such court may thereupon, after such notice, if any, as it shall deem proper, prescribe or appoint a successor Trustee. Within 30 days of the resignation or removal of a Trustee and the appointment of a successor, such successor Trustee shall cause a written notice of such occurrence to be (i) published one time in each of two consecutive weeks in a financial newspaper or journal which is of general circulation in the Borough of Manhattan in The City of New York, New York, and is customarily published at least once a day for at least five days in each calendar week; and (ii) mailed, postage prepaid, to each registered owner of Bonds, at its address appearing in the Registration Books.

   (C) Qualification of Successor. Every successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor, the Authority and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all the estates, rights, powers, trusts, duties, and obligations hereunder and under the Guaranty of its predecessor; but such predecessor shall nevertheless, on the written request of the Authority, execute and deliver instruments, including, without limitation any statement of assignment permitted to be filed by the Texas Uniform Commercial Code, transferring to such successor Trustee all the estates, rights, powers, and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and money held by it to its successor; provided, however, that before any such delivery is required or made, all reasonable, customary, and legally accrued fees, advances, and expenses of such predecessor Trustee shall be paid in full. Should any deed, assignment, or instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee the estates, rights, powers, and duties hereby vested or intended to be vested in the predecessor Trustee, any and all such deeds, assignments, and instruments in writing shall, on request, be executed, acknowledged, and delivered by the Authority.

   (D) Merger or Consolidation of Trustee. Any corporation or association into which the Trustee, or any successor to it in the trusts created by this Indenture, may be merged or converted or with which it or any successor to it may be consolidated, or any corporation or association resulting from any merger, conversion, or consolidation to which the Trustee or any successor to it shall be a party, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any other act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


                                  ARTICLE VIII

                              RELEASE OF INDENTURE

   (A) Satisfaction of Indebtedness and Release of Indenture. If the Authority shall pay or cause to be paid to the registered owner of any Bond secured hereby the principal of, premium, if any, and interest due and payable, and thereafter to become due and payable, upon such Bond, or any portion of such Bond in a principal amount equal to the minimum denomination then authorized under this Indenture or any integral multiple thereof, such Bond or portion thereof shall cease to be entitled to any lien, benefit or security under this Indenture. If the Authority shall pay or cause to be paid to the registered owners of all the Bonds secured hereby the principal of, premium, if any, and interest due and payable, and thereafter to become due and payable, thereon, and shall pay or cause to be paid all other sums payable hereunder by the Authority, and all accrued fees and expenses of the Trustee, then, and in that case, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease, terminate and become void and this Indenture and the lien hereby created shall be discharged and satisfied. In such event, the Trustee shall assign, transfer and turn over to the Company the Trust Estate, including, without limitation, any surplus funds then held by the Trustee hereunder. Upon the discharge and satisfaction of this Indenture and the termination of the Trust Estate, the Bonds shall no longer be subject to redemption pursuant to Article II(C) hereof (other than any redemption as described in Article VIII(B)(i), which shall survive any such discharge and termination).

   (B) Payment, Advance Funding, and Defeasance. All or any portion of Outstanding Bonds, or portions of Outstanding Bonds in principal amounts equal to the minimum denomination, then authorized under this Indenture or any integral multiple thereof, shall prior to the maturity or redemption date thereof be deemed to have been paid within the meaning and with the effect expressed in this Article VIII when:

      (i) in the event said Bonds or portions thereof have been selected for redemption, the Trustee shall have given, or the Company shall have given to the Trustee in form satisfactory to it, irrevocable instructions to give notice of redemption of such Bonds or portions thereof in accordance with the provisions of this Indenture;

      (ii) there shall have been deposited with the Trustee either moneys in an amount which shall be sufficient, or Government Obligations (a) which shall not contain provisions permitting the redemption thereof at the option of the issuer thereof, (b) which mature no later than the earlier of (1) the date fixed for the redemption of the Bonds or (2) the maturity date of the Bonds, and (c) the principal of and the interest on which, when due, and without any regard to reinvestment thereof, will provide moneys which, together with the moneys, if any, deposited with or held by the Trustee, shall be sufficient, to pay when due, the principal of, premium, if any, and interest due and to become due on said Bonds or portions thereof on and prior to the redemption date or maturity date thereof, as the case may be; and

      (iii) in the event said Bonds or portions thereof do not mature and are not to be redeemed within the next succeeding sixty (60) days, the Company shall have given the Trustee in form satisfactory to it irrevocable instructions to give, as soon as practicable in the same manner as a notice of redemption is given, a notice to the registered owners of said Bonds or portions thereof that the deposit required by clause (ii) above has been made with the Trustee and that said Bonds or portions thereof are deemed to have been paid in accordance with this Article VIII and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on said Bonds or portions thereof.

As used in this Indenture, the term "Government Obligations" shall mean noncallable, direct general obligations of, or obligations the full and timely payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America; provided, that said term may include noncallable, indirect obligations of the United States of America if, in the opinion of Bond Counsel, such indirect obligations are eligible under State law to discharge obligations such as the Bonds; and provided further, if, in the opinion of Bond Counsel, such obligations hereinafter described are eligible under State law to discharge obligations such as the Bonds, that said term may include obligations described in clause (xii) of Article III (H)(3) hereof that are noncallable obligations and that bear a rating in the highest rating category by Standard & Poor's Ratings Group or Moody's Investors Service.

   In addition, upon the defeasance of the Bonds, any rights to redeem the Bonds not exercised prior to such defeasance shall be extinguished.

   (C) Reinvestment. Neither the Government Obligations nor moneys deposited with the Trustee pursuant to this Article VIII nor principal or interest payments on any such Government Obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, premium, if any, and interest on said Bonds or portions thereof; provided, that, any cash received from such principal or interest payments on such Government Obligations deposited with the Trustee, if not then needed for such purpose, may, to the extent practicable, be invested in Government Obligations of the type and tenor described in clause (ii) of Paragraph (B) of this Article VIII and interest earned from such reinvestments shall be paid over to the Company, as received by the Trustee, free and clear of any trust, lien or pledge. The foregoing notwithstanding, the agreement pursuant to which such cash and/or Government Obligations are held by the Trustee may provide for the ability to sell or otherwise dispose of all or part of the Government Obligations and the reinvestment of the proceeds thereof, together with all or any part of any cash held thereunder, in Government Obligations.

   (D) Use of Moneys and Government Obligations Set Aside. Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article VIII, all money or Government Obligations set aside and held in trust pursuant to the provisions of this Article VIII for the payment of Bonds, the premium, if any, and interest thereon, shall be applied to and used solely for the payment of the particular Bonds, the premium, if any, and interest thereon with respect to which such money or Government Obligations have been so set aside in trust.

   (E) No Amendment. Notwithstanding anything elsewhere contained in this Indenture, if money or Government Obligations have been deposited or set aside with the Trustee pursuant to this Article VIII for the payment of Bonds and such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Article VIII shall be made without the consent of each Bondholder affected thereby.

   (F) Additional Conditions to Defeasance and Reinvestment. Prior to any defeasance being deemed to have occurred hereunder, or prior to any reinvestment of Government Obligations, as described in Paragraphs (B) and (C) above, the Trustee shall receive the following:

      (1) an opinion by an independent certified public accountant that after such reinvestment the principal amount of substituted securities, together with the interest thereon and any other available cash held by the Trustee, will be sufficient to pay the principal of, and interest on, the Bonds which have not previously been paid, and

      (2) an unqualified opinion of Bond Counsel to the effect that (i) such investment will not cause the Bonds to be "arbitrage bonds" within the meaning of section 148 of the Code, and the Regulations in effect on the date of such investment, or otherwise make the interest on the Bonds subject to Federal income taxation, and (ii) such reinvestment is not inconsistent with the laws of the State of Texas and with all relevant documents relating to the issuance of the Bonds.


                                   ARTICLE IX

                                   AMENDMENTS

   (A) Amendments without Bondholder Consent. With the consent of the Trustee (unless such consent specifically is not required by the Facilities Agreement), the parties to the Guaranty or the Facilities Agreement may, and the parties to this Indenture, with the consent of the Company, may, without the consent of, or notice to, any of the registered owners of the Bonds, enter into any amendments to the Guaranty or the Facilities Agreement or enter into any indentures supplemental to this Indenture for any one or more of the following purposes:

      (1) to cure any ambiguity, formal defect, omission or inconsistent provision herein or therein;

      (2) to grant to the Trustee for the benefit of the registered owners of the Bonds any additional revenues, properties or collateral, or any additional rights, remedies, powers or authority that may lawfully be granted to the registered owners of the Bonds or the Trustee;

      (3) to add to the covenants and agreements of the parties hereto or thereto other covenants and agreements of, or conditions or restrictions upon, such parties or to eliminate any right or power conferred upon the Company;

      (4) to evidence any succession otherwise permitted hereunder or thereunder to any parties hereto or thereto and the assumption by such successor of the covenants and agreements of its predecessor hereunder or thereunder;

      (5) to modify the Facilities Agreement to amend the definition of "Special Facilities" therein, or to modify this Indenture to amend the definition of "Qualified Investments" as set forth in Article III herein, which modification does not, in the opinion of the Trustee, materially and adversely affect the interest of the registered owners of the Bonds;

      (6) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of the United States of America or any of the states of the United States of America, and to add to this Indenture or any indenture supplemental thereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute;

      (7) to modify or amend such provisions herein or therein in a manner in which, in the opinion of Bond Counsel, is necessary in order to assure the exclusion from gross income of interest on the Bonds pursuant to section 103(a) of the Code; or

      (8) to make any other change herein or therein which does not, in the opinion of the Trustee, materially and adversely affect the interest of the registered owners of the Bonds, except that any such change to the Guaranty will not be effective unless, in the opinion of counsel delivered to the Trustee, such change will not materially and adversely affect the interest of the registered owners of the Bonds.

   (B) Consent of Majority of Bondholders. With the consent of the Company, the parties to this Indenture may, or with the consent of the Trustee, the parties to the Facilities Agreement may, at any time, enter into indentures supplemental to this Indenture or amendments to this Indenture or the Facilities Agreement amending, modifying, adding to or eliminating any of the provisions hereof or thereof but, if such supplement or amendment is not of the character described in Paragraph (A) above, only with the consent of the registered owners of not less than a majority of the aggregate principal amount of the Outstanding Bonds.

   (C) Consent of All Bondholders. Notwithstanding the foregoing, no supplement or amendment to this Indenture or amendment to the Guaranty or the Facilities Agreement shall, without the consent of the registered owner of each Outstanding Bond so affected, (i) extend the maturity date of any Bond, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any premium payable upon the redemption thereof, or extend or reduce the amount of any mandatory redemption requirement, or change the method of calculation of interest on the Bonds, (ii) deprive such registered owner of the lien hereof on the revenues pledged hereunder and on the Trust Estate, (iii) decrease the amounts payable by the Company under Section 502 of the Facilities Agreement or under the terms of the Guaranty, (iv) reduce the aggregate principal amount of Bonds the registered owners of which are required to approve any such supplement to this Indenture or amendment to this Indenture or the Facilities Agreement or the Guaranty, (v) increase the percentage of the aggregate principal amount of Bonds the registered owners of which are required to direct the Trustee to accelerate the maturity of the Bonds, or (vi) provide a privilege or priority of any Bond over any other Bond. In addition to the foregoing, this Indenture shall not be amended in contravention of the provisions of Article VIII(E) hereof.

   (D) Effective Date of Amendment. The Trustee shall establish a record date for purposes of approval of any such amendment or supplement described in

Paragraphs (B) and (C) of this Article, and shall cause notice of such record date and such proposed amendment to be given in the same manner as notices of redemption are given by the Trustee. Such notice shall briefly set forth the nature of the proposed amendment and shall state that copies thereof are on file at the Designated Trust Office for inspection by all registered owners. If, within 60 days (or such longer period as shall be prescribed by the Company) following the mailing of such notice, the registered owners of the requisite aggregate principal amount of the Bonds Outstanding at the time of the record date established for such purpose shall have consented to and approved such amendment, no registered owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the parties to such amendment from adopting the same or from taking any action pursuant to the provisions thereof. Upon receipt of the consent of the registered owners of the requisite aggregate principal amount of the Bonds Outstanding, the relevant parties may execute such amendment.

   The consent of a registered owner shall be evidenced by an instrument executed by such registered owner, delivered to the Trustee, which instrument shall refer to the proposed amendment described in said notice and shall specifically consent to and approve such amendment. Any consent given by a registered owner as of such record date shall be irrevocable for a period of six months from the date such consent is given, and shall be conclusive and binding upon all future registered owners of the same Bond during such period. Such consent may be revoked at any time after six months from the date such consent was given by such registered owner, or by a successor in title, by filing notice thereof with the Authority, the Company and the Trustee, but such revocation shall not be effective if the registered owners of the requisite aggregate principal amount of the Bonds Outstanding have, prior to the attempted revocation, consented to and approved such amendment.

   (E) Opinion of Bond Counsel. Prior to executing any amendment to this Indenture, the Trustee shall receive an opinion of Bond Counsel substantially to the effect that such amendment (i) does not violate the laws of the State of Texas and (ii) will not materially adversely affect the treatment of the interest on the Bonds as excludable from the gross income of the Bondholders under applicable provisions of the Code.


                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

   (A) Proof of Execution. Any request, direction, consent, or other instrument required by this Indenture to be signed or executed by Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by an agent appointed in writing. Proof of the execution of any such instrument, or of the writing appointing such agent, if made in the following manner, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument. The fact, date, and due authorization of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction, who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

   (B) Proof of Ownership. The fact of ownership of the Bonds by any Bondholder, the amount and numbers of such Bonds, and the date of his holding same shall be conclusively proved by the appropriate entries in the Registration Books.

   (C) Action Binding on Successor. Unless otherwise provided in this Indenture, any request or consent of any Bondholder shall bind every future Bondholder of the same Bond, or any Bond issued in substitution or replacement therefor, in respect of anything done by the Trustee in pursuance of such request or consent. In the event of the dissolution of the Authority, all of the covenants, stipulations, promises, and agreements in this Indenture contained by, on behalf of, or for the benefit of the Authority, shall bind or inure to the benefit of the successor or successors of the Authority from time to time and any officer, board, or commission to whom or to which any power or duty affecting such covenants, stipulations, promises, and agreements shall be transferred by or in accordance with law.

   (D) Nonpresentment and Unclaimed Funds. If any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for redemption thereof or otherwise, all liability of the Authority and the Company to the owners thereof and to the Trustee for the payment of such Bond shall forthwith cease, determine, and be completely discharged whenever funds sufficient to pay for the principal of, premium, if any, and interest on such Bond shall be paid, or caused to be paid to the Trustee by the Company as provided in this Indenture, and such funds shall be segregated by the Trustee and held in trust for the benefit of the registered owner of such Bond, who shall thereafter be restricted exclusively to such funds for the satisfaction of any claim of whatever nature relating to such Bond. Any money deposited with the Trustee in trust for the payment of the principal of, premium, if any, or interest on any Bond remaining unclaimed for three years after such principal of, premium, if any, or interest on such Bond has become due and payable shall, subject to any unclaimed property laws of the State of Texas, and upon receipt of indemnification reasonably satisfactory to the Trustee, be paid to the Company; provided, however, that before the Trustee shall be required to make any such repayment, the Trustee may at the expense of the Company cause to be published at least once, in a financial newspaper or journal which is of general circulation in the Borough of Manhattan in The City of New York, New York, and is customarily published at least once a day for at least five days in each calendar week, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. After the payment of such unclaimed moneys to the Company, the owner of such Bond shall thereafter look (to the extent of any amount so repaid to the Company) only to the Company for the payment thereof, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such moneys.

   (E) Destruction of Bonds. Upon the surrender to the Trustee of any Bonds acquired or redeemed or paid at maturity by the Authority, the same shall forthwith be cancelled and destroyed by the Trustee in accordance with its customary procedures, and the Trustee shall, from time to time, deliver its certificate of such destruction to the Authority and the Company.

   (F) No Third-Party Beneficiaries. Except as herein otherwise expressly provided, nothing in this Indenture express or implied is intended or shall be construed to confer upon any person, firm, or corporation other than the Company, the Authority, the Trustee, and the Bondholders, any right, remedy, or claim, legal or equitable, under or by reason of this Indenture or any covenant, condition, or stipulation contained herein.

   (G) Severability. In case any one or more of the provisions of this Indenture or of the Bonds shall be held to be invalid or ineffective as to any person or circumstance, the remainder thereof and the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby.

   (H) Governing Law. The validity, interpretation, and performance of this Indenture shall be governed by the laws of the State of Texas.

   (I) Addresses. All notices, certificates, requests, or other communications hereunder shall be sufficiently given and shall be deemed given, unless otherwise required by this Indenture, when delivered by United States mail, first-class, postage prepaid, or Federal Express overnight priority delivery, or such other method as may be agreed upon by the parties to such notice, addressed as follows: if to the Authority, 1000 Throckmorton, Fort Worth, Texas 76102,
Attention: City Manager; if to the City, 1000 Throckmorton, Fort Worth, Texas 76102, Attention: City Attorney; if to the Company, Federal Express Corporation, 2007 Corporate Avenue, Memphis, Tennessee 38132, Attention: Vice President and Treasurer, with a copy of such notice to be sent in the same manner to Federal Express Corporation, 1980 Nonconnah Blvd., Memphis, Tennessee 38132, Attention: Legal Department, Managing Director, Contracts and Business Transactions, and to

Federal Express Corporation, 2003 Corporate Avenue, Memphis, Tennessee 38132,
Attention: Vice President, Properties; and if to the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division. A duplicate copy of each notice, certificate, request, or other communication given hereunder to the Authority, the City, the Company, or the Trustee shall also be given to the others. The Company, the City, the Authority, and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

   (J) Notice to Department of Commerce. If (i) the Company fails to timely make or pay any Special Facilities Rental under the Facilities Agreement, (ii) an Event of Default has occurred, or (iii) upon receiving notice that the interest on the Bonds is, or may be, subject to federal income taxation, the Trustee promptly shall inform the Department of such an occurrence, by sending written notice to the following address:

         Texas Department of Commerce
         Attention:  Executive Director
         P. O. Box 12728
         Austin, Texas 78711

or the latest address specified by the Department.

   (K) Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

   (L)  Captions.  In this Indenture, unless the context otherwise requires:

      (1) The terms "hereby", "hereof", "hereto", "hereunder", and any similar terms, as used in this Indenture, refer to this Indenture, and the term "hereafter" shall mean after, and the "heretofore" shall mean before the date of this Indenture.

      (2) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

      (3) Any headings preceding the texts of the several Articles and Paragraphs of this Indenture, and any table of contents appended hereto, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

      (4) All references herein to particular Articles or Paragraphs are references to the Articles or Paragraphs of this Indenture, and reference herein to any exhibit means an exhibit attached to this Indenture.

      (5) Reference to any documents means that document as amended or supplemented from time to time in accordance with its terms and, where applicable, the Facilities Agreement, and reference to any party to a documents means that party and its permitted successors and assigns.

   (M) Company Direction. Whenever, so long as there is no Event of Default which has occurred and is continuing under the Facilities Agreement, after a reasonable request by the Company, the Authority shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any other action that the Authority is required to have the Trustee take pursuant to the provisions of the Facilities Agreement or this Indenture, the Company instead of the Authority may give any such direction to the Trustee or require the Trustee to take any such action. Upon receipt by the Trustee of a written notice signed by an Authorized Company Representative stating that the Company has made reasonable request of the Authority, and that the Authority has failed, refused or neglected to give any direction to the Trustee or to require the Trustee to take any such action, the Trustee is hereby irrevocably empowered and directed to accept such direction from the Company as sufficient for all purposes of this Indenture. Except with respect to the Authority's rights to fees, expenses and indemnification pursuant to Section 901 of the Facilities Agreement, the Company shall have the direct right to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Authority is empowered so to do, and the Trustee shall incur no liability for action taken by it in good faith in accordance with the Company's directions pursuant to this Paragraph.



                      [THE REMAINDER OF THIS PAGE HAS BEEN
                           LEFT BLANK INTENTIONALLY]

   IN WITNESS WHEREOF, the Authority, acting through its Board of Directors, has caused this Indenture to be executed in its name, and for and on its behalf, by the President or Vice President of the Authority and attested by the Secretary of the Authority, and its corporate seal to be hereunto affixed; and the Trustee, to evidence its acceptance of the trusts hereby created and vested in it, has caused this Indenture to be executed in its name, and for and on its behalf by an Assistant Vice President, all as of the date first above written.

                                 ALLIANCEAIRPORT AUTHORITY, INC.,
                                 ISSUER



                                 By  /s/ James Lane
                                   --------------------------------
                                         President


ATTEST:

   /s/ Jewel Woods
 ----------------------------
        Secretary

(SEAL)

                                 THE FIRST NATIONAL BANK OF
                                 OF CHICAGO, TRUSTEE



                                 By  /s/ Leland Hansen
                                   ---------------------------------
                                  Title:  Assistant Vice President

                                   EXHIBIT A

                                  FORM OF BOND

NO. R-_____________                                                    PRINCIPAL
                                                                          AMOUNT
                                                                        $_______


                            UNITED STATES OF AMERICA
                                 STATE OF TEXAS
                        ALLIANCEAIRPORT AUTHORITY, INC.
                  SPECIAL FACILITIES REVENUE BOND, SERIES 1996
                     (FEDERAL EXPRESS CORPORATION PROJECT)

INTEREST RATE       DATED DATE       MATURITY DATE    CUSIP NO.
- -------------       ----------       -------------    ---------

 _______%           APRIL 1, 1996    ______________  __________

    ON THE MATURITY DATE specified above, ALLIANCEAIRPORT AUTHORITY, INC. (the "Authority"), being a nonstock, nonprofit industrial development corporation organized and existing under the laws of the State of Texas, including particularly the Development Corporation Act of 1979, Article 5190.6, V.A.T.C.S., as amended (the "Act"), and acting on behalf of the City of Fort Worth, Texas (the "City") hereby promises to pay to (hereinafter called the "registered owner") the principal amount of

                                                    DOLLARS

and to pay interest on the unpaid principal amount hereof from the Dated Date set forth above, on October 1, 1996 and semiannually thereafter on each April 1 and October 1 to the Maturity Date specified above, or the date fixed for redemption prior to maturity, and on such Maturity Date, at the Interest Rate per annum specified above; except that if the date of the authentication of this Bond is later than the first Record Date (hereinafter defined), such principal amount shall bear interest from the interest payment date next preceding the date of authentication, unless such date of authentication is after any Record Date but on or before the next following interest payment date, in which case such unpaid principal amount shall bear interest from such next following interest payment date. Interest on this Bond shall be calculated on the basis of a year of 360 days and twelve 30-day months.

    THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON this Bond are payable in lawful money of the United States of America, without exchange or collection charges. Payment of principal of, premium, if any, interest on this Bond shall be made by The First National Bank of Chicago (the "Trustee") in its capacity as the paying agent for this Bond to the registered owner hereof appearing on the Registration Books, as hereinafter described, on the fifteenth day of the month next preceding each such interest payment date (the "Record Date"), by check or draft mailed, to such registered owner, at its address as it appears on the Registration Books kept by the Trustee, in its capacity as registrar for this Bond, as hereinafter described, at the close of business on the Record Date; provided, however, upon the written request of any registered owner of at least $1,000,000 in principal amount of Bonds, given in accordance with the terms of the hereinafter defined Indenture, all payments of principal, premium, if any, and interest on the Bonds shall be paid by wire transfer in immediately available funds to an account in the continental United States designated by the registered owner. It shall be the duty of each registered owner to notify the Trustee in writing of the address to which payment shall be mailed. For so long as the registered owner of a Bond is determined in accordance with the book-entry-only system of The Depository Trust Company ("DTC"), payments of principal, premium, if any, and interest on the Bond shall be made in accordance with the arrangements between DTC and the Authority, all in accordance with the terms of the Indenture. If the registered owner of a Bond is determined to be any other securities depository, payments of principal, premium, if any, and interest on the Bonds shall be made in accordance with the arrangements between such securities depository and the Authority, all in accordance with the terms of the Indenture.

    THIS BOND is one of a Series of bonds dated as of the Dated Date (the "Bonds"), authorized and issued in an aggregate principal amount of $___,000,000 FOR THE PURPOSE OF PROVIDING A PORTION OF THE COST OF THE ACQUISITION, CONSTRUCTION, EQUIPPING AND FURNISHING OF AN EXPRESS CARGO PACKAGE SORTING AND DISTRIBUTION FACILITY AT ALLIANCE AIRPORT (THE "SPECIAL FACILITIES") WITHIN THE BOUNDARIES OF THE CITY FOR USE BY FEDERAL EXPRESS CORPORATION, A DELAWARE CORPORATION (THE "COMPANY").

    THE OBLIGATION to pay the principal of, premium, if any, and interest on this Bond from the sources described below is solely and exclusively a special obligation of the Authority. No other public entity, including the State of Texas, or any other political subdivision of the State of Texas, or any other public body, is obligated, directly, indirectly, contingently, or in any other manner, to pay such principal, premium, or interest from any source whatsoever and that neither the full faith and credit nor the taxing power of the State of Texas, the City, or any other political subdivision of the State of Texas, is pledged to the payment of the principal or the interest on the Bonds. The registered owner hereof shall never have the right to demand payment of this Bond or the interest hereon out of any funds raised or to be raised by taxation, or from any other funds, and no representation is made herein with respect to the anticipated sufficiency of such sources. No property is encumbered by any lien or security interest for the benefit of the registered owner of this Bond.

    THE BONDS are subject to optional redemption by the Authority, at the direction of the Company, on and after April 1, 2006, at any time and from time to time, in whole or in part, upon written notice of the exercise of the option to redeem delivered to the Authority and the Trustee by the Company, at the redemption price (expressed as a percentage of principal amount) applicable to such redemption date as set forth in the table below plus accrued interest to the date fixed for redemption:



Redemption Period
(all dates inclusive)                  Redemption
- ------------------------------------  ------------
                                       Price (%)
                                      ------------

   April 1, 2006 to March 31, 2007           102
   April 1, 2007 to March 31, 2008           101
   April 1, 2008 and thereafter              100

   THE BONDS are subject to redemption by the Authority, at the direction of the Company, at any time and from time to time, in whole or in part as described below, at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the date fixed for redemption, upon the occurrence of any of the following events:

      (a) the Company shall have determined, as evidenced by a resolution adopted by the Company's Board of Directors, that the continued operation of the Special Facilities is impractical, uneconomical or undesirable for any reason, including, without limitation, the imposition upon the Company with respect to the Special Facilities or the operation thereof of unreasonable burdens or excessive liabilities, which shall be deemed to include, without limitation, the imposition or substantial increase of ad valorem property taxes or taxes on the leasing or use of the Special Facilities or on amounts payable with respect thereto;

      (b) all or substantially all of the Special Facilities shall have been damaged, destroyed, condemned or taken by eminent domain; or

      (c) the construction or operation of the Special Facilities shall have been enjoined or prevented or shall have otherwise been prohibited by, or shall conflict with, any order, decree, rule or regulation of any court or of any Federal, state or local regulatory body, administrative agency or other governmental body.

   To exercise any such option the Authority, at the direction of the Company, shall give written notice to the Trustee, which notice shall specify a redemption date, which date may not be more than 120 days nor less than 45 days after said notice is given, and shall further specify that, as determined by the Company, one or more of such events has occurred or one or more of such conditions is continuing, and such determination shall be conclusive.

   THE BONDS shall be redeemed by the Authority in whole at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date, within 90 days following receipt by the Trustee of written notice from a current or former registered owner thereof or the Company of (a) the issuance of a published or private ruling or a technical advice memorandum by the Internal Revenue Service in which the Company has participated or has been given the opportunity to participate, and which ruling or memorandum the Company, in its discretion, does not contest or from which no further right of judicial review or appeal exists, or (b) a determination from which no further right of appeal exists of any court of competent jurisdiction in the United States in a proceeding in which the Company has participated or has been a party, or has been given the opportunity to participate or be a party (either such event being a "Determination of Taxability"), in either case, to the effect that, as a result of a failure to observe any covenant or agreement in the Facilities Agreement (hereinafter defined) or the inaccuracy of any representation or warranty therein, the interest payable on the Bonds is included in the gross income, of the holders thereof for federal income tax purposes, other than a person who is a "substantial user" or a "related person" of such substantial user within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that no such Determination of Taxability shall be considered to exist unless (i) the registered owner or former registered owner of the Bond involved in such proceeding or action (a) gives the Company and the Trustee prompt notice of the commencement thereof and
(b) (if the Company agrees to pay all expenses in connection therewith) offers the Company the opportunity to control unconditionally the defense thereof and
(ii) either (a) the Company does not agree within 30 days of receipt of such offer to pay such expenses and liabilities and to control such defense or (b) the Company shall exhaust or choose not to exhaust all available proceedings for the contest, review, appeal or rehearing of such decree, judgment or action which the Company determines to be appropriate. No Determination of Taxability described above will result from the inclusion of interest on any Bond in the computation of minimum or indirect taxes. All of the Bonds shall be redeemed upon a Determination of Taxability as described above, unless, if in the opinion of Bond Counsel, or such other nationally recognized bond counsel as may be mutually acceptable to the Authority and the Company, redemption of a portion of the Bonds would have the result that interest payable on the remaining Bonds outstanding after the redemption would not be so included in any such gross income, only such portion shall be redeemed.

   PRIOR TO THE DATE FIXED FOR ANY REDEMPTION of Bonds prior to their scheduled maturity, the Trustee shall cause a notice of such redemption to be given in the manner described in the Indenture.

   WITH RESPECT TO any optional redemption of the Bonds, as described above, unless moneys sufficient to pay the principal of, premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice shall state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such moneys are not received, such notice shall be of no force and effect, the Authority shall not redeem such Bonds and the Trustee shall give notice, in the manner in which the notice of redemption was given, that such moneys were not so received and that the Bonds were not so redeemed.

   IF LESS THAN ALL the Bonds are to be called for redemption under any redemption provision set forth herein permitting such partial redemption, the particular Bonds to be redeemed shall be selected by the Trustee by lot or such other customary method chosen by the Trustee, in the principal amounts (in integral multiples of $5,000) designated to the Trustee by the Company on behalf of the Authority or otherwise required by the Indenture.

   IF THE DATE FOR THE PAYMENT of the principal of, premium, if any, or interest on this Bond shall be a Sunday, a Saturday, a legal holiday, or a day on which banking institutions in the City of New York, New York, the City of Memphis, Tennessee, or the city where the Designated Trust Office of the Trustee is located are authorized by law or executive order to close, then the date for such payment shall be the next succeeding day which is not such a day; payment on such date shall have the same force and effect as if made on the scheduled date of payment; and no interest shall accrue and be payable in respect of such payment from the scheduled date of payment to such date.

   THIS BOND OR ANY PORTION OR PORTIONS HEREOF IN ANY INTEGRAL MULTIPLE OF $5,000 may be assigned and shall be transferred only in the Registration Books upon the terms and conditions set forth in the Indenture. Among other requirements for such assignment and transfer, this Bond must be presented and surrendered to the Trustee at its Designated Trust Office, together with proper instruments of assignment, in form and with guarantee of signatures satisfactory to the Trustee, evidencing assignment of this Bond or any portion or portions hereof in any integral multiple of $5,000 to the assignee or assignees in whose name or names this Bond or any such portion or portions hereof is or are to be transferred and registered. The form of Assignment printed or endorsed on this Bond shall be executed by the registered owner, or its duly authorized attorney or representative, and may be deemed to conclusively evidence the assignment hereof. A new Bond or Bonds payable to such assignee or assignees, or to the previous registered owner in the case of the assignment and transfer of only a portion of this Bond, may be delivered by the Trustee in conversion of and exchange for this Bond, all in the form and manner as provided in the next paragraph hereof for the conversion and exchange of other Bonds. The registered owner of this Bond shall be deemed and treated by the Authority, the Company, and the Trustee as the absolute owner hereof for all purposes, including payment and discharge of liability upon this Bond to the extent of such payment, and the Authority, the Company and the Trustee shall not be affected by any notice to the contrary.

   ALL BONDS OF THIS SERIES are issuable solely as fully registered bonds, without interest coupons, in the denomination of any integral multiple of $5,000. As provided in the Indenture, this Bond, or any unredeemed portion hereof, may, at the request of the registered owner or the assignee or assignees hereof, be converted into and exchanged for a like aggregate principal amount of fully registered bonds, without interest coupons, payable to the appropriate registered owner, assignee, or assignees, as the case may be, having the same maturity date, and bearing interest at the same rate, in any denomination or denominations in any integral multiple of $5,000 as requested in writing by the appropriate registered owner, assignee, or assignees, as the case may be, upon surrender of this Bond to the Trustee for cancellation, all in accordance with the form and procedures set forth in the Indenture. The Company shall pay the Trustee's standard or customary fees and charges for transferring, converting, and exchanging any Bond or portion thereof, but the one requesting such transfer, conversion, or exchange shall pay any taxes or governmental charges required to be paid with respect thereto as a condition precedent to the exercise of such privilege of transfer, conversion or exchange. The Trustee shall not be required to make any such transfer, conversion, or exchange with respect to any Bond or any portion thereof called for redemption prior to maturity, within 45 days prior to its redemption date.

   WHENEVER the beneficial ownership of this Bond is determined by a book entry at a securities depository for the Bonds, the foregoing requirements of holding, delivering or transferring this Bond shall be modified to require the appropriate person or entity to meet the requirements of the securities depository as to registering or transferring the book entry to produce the same effect.

   IN THE EVENT any Trustee for the Bonds is removed, resigns, or otherwise ceases to act as such, the Indenture provides procedures for the appointment of a successor therefor, and for written notice thereof to be mailed to the registered owners of the Bonds.

   IT IS HEREBY certified and covenanted that this Bond has been duly and validly authorized, issued, and delivered; that all acts, conditions, and things required or proper to be performed, exist, and be done precedent to or in the authorization, issuance, and delivery of this Bond have been performed, existed, and have been done in accordance with law; that this Bond is a special revenue obligation of the Authority, with the principal of, premium, if any, and interest on this Bond being payable solely from (except to the extent payable from amounts attributable to proceeds of the Bonds), and secured by a first lien on and pledge of, the Trust Estate, as defined in the Indenture, including specifically the payments (the "Special Facilities Rentals") to be made by the Company pursuant to the Land and Special

Facilities Lease Agreement between the Authority and the Company, dated as of April 1, 1996 (the "Facilities Agreement") and held under the Indenture. The Company has agreed and is unconditionally obligated to make Special Facilities Rentals to the Trustee for deposit into the Debt Service Fund created pursuant to the Indenture in amounts sufficient to pay and redeem, or provide for the payment and redemption of, the principal of, premium, if any, and interest on this Bond, and the Series of which it is a part.

   THE BONDS are secured by a Trust Indenture, dated as of April 1, 1996 (the "Indenture"), whereunder the Trustee, or its successor, is custodian of the Debt Service Fund and is obligated to enforce the rights of the owners of the Bonds and to perform other duties in the manner and under the conditions stated in the Indenture and in the Resolution. In case an "Event of Default", as defined in the Indenture, shall occur, the principal of the Bonds then outstanding may be declared to be due and payable immediately upon the conditions and in the manner provided in the Indenture. The registered owner of this Bond shall have no right to enforce the provisions of the Indenture, or to institute an action, suit, or proceeding at law or in equity to enforce the covenants therein, or to institute, appear in, or defend any action, suit, or proceeding with respect thereto, except as provided in the Indenture. Anything in the Indenture to the contrary notwithstanding, the registered owner of this Bond shall have a right of action to enforce the payment of the principal of, premium, if any, and interest on this Bond on or after the same shall have become due at the place, from the sources, and in the manner expressed in the Indenture. In addition, the registered owners shall be entitled to the benefits of a Guaranty from the Company to the Trustee, dated as of April 1, 1996 (the "Guaranty"). Reference is hereby made to the Indenture for the provisions with respect to the nature and extent of the security for the Bonds; the rights, duties, and obligations of the Authority, the Trustee, the Company, and the registered owners of the Bonds; the terms upon which such Bonds are issued and secured; and the modification of any of the foregoing.

   BY BECOMING the registered owner of this Bond, the registered owner thereby acknowledges all of the terms and provisions of the Indenture, agrees to be bound by such terms and provisions, acknowledges that the Facilities Agreement, the Guaranty and the Indenture are available for inspection at the Designated Trust Office in Chicago, Illinois of the Trustee, and agrees that the terms and provisions of this Bond, the Facilities Agreement and the Indenture constitute a contract between each registered owner hereof and the Authority.

   THE AUTHORITY has reserved the right to amend the Indenture and the Facilities Agreement, and the Guaranty may be amended by the parties thereto, with the approval in some, but not all circumstances, of the registered owners of at least a majority in aggregate principal amount of the outstanding Bonds secured by the Indenture, all as provided in and subject to the provisions of the Indenture.

   IN WITNESS WHEREOF, this Bond has been signed with the (manual) (facsimile) signature of the President or Vice President of the Board of Directors of the Authority, and countersigned with the (manual) (facsimile) signature of the Secretary of the Board of Directors of the Authority, and the official seal of the Authority has been duly impressed, or placed in facsimile, on this Bond.


____________________________  ______________________________
 Secretary,                          President,
Board of Directors               Board of Directors

(Authority's Seal)

                  FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE
                  --------------------------------------------

                      TRUSTEE'S AUTHENTICATION CERTIFICATE


   It is hereby certified that this Bond has been issued under the provisions of the Indenture described in the text of this Bond; and that this Bond has been issued in conversion of and exchange for or replacement of a Bond, Bonds, or a portion of a Bond or Bonds of an issue authorized by the Indenture described in the text of this Bond; and that the Indenture authorizing this Bond and other proceedings relating thereto were approved by the Attorney General of the State of Texas.

Dated                         The First National Bank of Chicago,
                              as Trustee
_________________

                              By ____________________________
                                    Authorized Representative


                 FORM OF COMPTROLLER'S REGISTRATION CERTIFICATE
                 ----------------------------------------------
                        TO BE ATTACHED TO INITIAL BONDS
                        -------------------------------

COMPTROLLER'S REGISTRATION CERTIFICATE:  REGISTER NO.________

   I hereby certify that there is on file and of record in my office a certificate to the effect that this Bond has been examined, certified as to validity, and approved by the Attorney General of the State of Texas, and further that this Bond has been registered by the Comptroller of Public Accounts of the State of Texas.

   Witness my signature and seal this ___________________.


                                      ________________________________
                                      Comptroller of Public Accounts
                                      of the State of Texas



(Comptroller's Seal)

                               FORM OF ASSIGNMENT
                               ------------------

                                   ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto:

    ________________________________________________________________________
                   (Please insert Social Security or Taxpayer
                      Identification Number of Transferee)

    ________________________________________________________________________
                  (Please print or typewrite name and address,
                       including zip code of Transferee)

________________________________ the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________, attorney, to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:


________________________________________________         ______________________________________________________
NOTICE:  Signature(s) must be guaranteed by an           NOTICE:  The signature above must correspond
"eligible guarantor institution" meeting the require-    with the name of the registered owner as it appears
ments of the Trustee, which requirements include         upon the front of this Bond in every particular, with-
membership or participation in STAMP or such other       out alteration or any change.
"signature guaranty program" as may be determined
by the Trustee in addition to or in substitution for
STAMP, all in accordance with the Securities
Exchange Act of 1934, as amended.


THE FOLLOWING LEGEND SHALL BE PLACED ON THE BONDS AS THE AGGREGATE PRINCIPAL AMOUNT OF THE BONDS EXCEEDS $200 MILLION:

   Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.